UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR

                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-07102

                       THE ADVISORS' INNER CIRCLE FUND II
               (Exact name of registrant as specified in charter)
                                    --------


                               c/o CT Corporation
                               101 Federal Street
                                Boston, MA 02110
               (Address of principal executive offices) (Zip code)

                                 SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-877-446-3863

                    DATE OF FISCAL YEAR END: JANUARY 31, 2007

                   DATE OF REPORTING PERIOD: JANUARY 31, 2007


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ITEM 1.    REPORTS TO STOCKHOLDERS.


                                  ANNUAL REPORT





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                         Hancock Horizon Family of Funds





                                JANUARY 31, 2007
                       The Advisors' Inner Circle Fund II

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HANCOCK HORIZON FAMILY OF FUNDS                                 JANUARY 31, 2007
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                                TABLE OF CONTENTS
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Shareholder Letter .........................................................   2
Economic Overview and Investment Outlook ...................................   3
Investment Philosophy ......................................................   9
Management's Discussion of Fund Performance ................................  10
Disclosure of Fund Expenses ................................................  25
FINANCIAL STATEMENTS
Schedules of Investments ...................................................  26
Statements of Assets and Liabilities .......................................  38
Statements of Operations ...................................................  40
Statements of Changes in Net Assets ........................................  42
Financial Highlights .......................................................  46
Notes to Financial Statements ..............................................  58
Report of Independent Registered Public Accounting Firm ....................  67
Trustees and Officers of The Advisors' Inner Circle Fund II ................  68
Notice to Shareholders .....................................................  76


The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds' Forms N-Q are available on the Commission's website at HTTP://WWW.SEC.GOV, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC.
Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that The Advisors' Inner Circle Fund II uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1.888.346.6300; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.


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------------------
SHAREHOLDER LETTER
------------------
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The broader economy continued to grow and although signs of a potentially weaker economic environment began to appear in the second half of the year, investors in financial assets, broadly speaking, enjoyed a fourth consecutive year of good returns. Even though we anticipate economic growth to slow in 2007, we believe that the basic principles of our investment philosophy, quality, value, discipline and risk control will continue to serve us well.

INVESTMENT STRENGTH

The Hancock Horizon Equity Funds continued their trend of outstanding performance for the sixth year in a row. Also making news was the Hancock Horizon Strategic Income Bond Fund. A shift in strategy and improved performance captured the interest of advisors and the public as evidenced by new cash flows throughout 2006. The fund crossed a milestone this year when the total assets grew beyond the $100 million mark.

$985 MILLION IN ASSETS

We are excited to announce that the Hancock Horizon Funds assets have grown from just $245 million in 2000 to nearly $1 billion in 2006 ($985 million). We attribute the ongoing successful growth rate to both the superior asset management of our portfolio managers, and to the continued support of Financial Advisors seeking to allocate client's assets into top quality mutual funds.

NEW FUND IN 2006

The Hancock Horizon complex introduced a much anticipated Prime Money Market Fund into its family this year. The new Prime Fund will offer institutional investors a liquid investment with competitive returns. The fund was launched with $25 million in assets February 1, 2006, and has a $10,000,000 minimum initial investment.

TOP MUTUAL FUND MANAGER

Hancock Bank is proud to announce that David Lundgren, Director of Equities for the Hancock Horizon Funds, was ranked as one of the nation's top 100 mutual fund managers by Barron's Magazine. This prestigious distinction was awarded to fund managers who were able to consistently generate stable returns.

With its extensive list of accomplishments and successes, 2006 proved to be an exceptional year for the Hancock Horizon Funds. We appreciate your support and confidence in our management, and look forward to continuing to serve your investment needs.

Sincerely,

/s/ Clifton Saik

Clifton Saik
Executive Vice President


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ECONOMIC OVERVIEW AND INVESTMENT OUTLOOK         [GRAPHIC OF LIGHTHOUSE OMITTED]
----------------------------------------                        JANUARY 31, 2007
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A LOOK BACK AT 2006. At the beginning of 2006, leading economic indicators, company surveys, consumer sentiment, inflation expectations, and valuation measures pointed to, in our opinion, a muddling-through forecast for the economy and markets in the coming year. The weight of evidence did not suggest that a recession was likely. A forecast of above-average growth was not supported by the leading indicator evidence particularly since housing, a major contributor to growth in recent years, was in the early stage of a significant slowdown. There was also considerable uncertainty about the course of Federal Reserve
(Fed) monetary policy.

A review of last year's record shows that annual economic performance, measured according to real (inflation adjusted) Gross Domestic Product (GDP) was generally in line with expectations. Real GDP growth will show a deceleration from 2005 results when the final numbers are in, but the anticipated 3%+ figure is still remarkable considering high energy prices, the recession in housing, heavily indebted consumers and no move toward ease by the Fed. Corporate profitability also remained very high, even though revenue growth was clearly decelerating during the second half.

With perfect foresight concerning the decelerating trend in real GDP during the first nine months (+5.6 Q1, +2.6 Q2, +2.0% Q3), the likely conclusion would have been that earnings would follow suit heading for below-trend growth. Common stock prices would experience the typical anticipatory decline generating the first substantial correction (-10% to -15%) in the major indices since the beginning of this cyclical bull market four years ago. There was a set back of -8% in the S&P 500 Index between May and July, but then the index began a steady advance and gained more than 15% through year end. Corporate earnings growth was still in double digits year over year through the third quarter.

The magnitude of the rise in the S&P 500 was surprising and it must have been unexpected by most individual investors because according to published data, domestic stock mutual funds experienced net outflows during the second half of the year. Strong foreign equity markets and a weaker dollar produced returns exceeding 20% for international investments, and an increasing share of individual investor dollars flowed in that direction as the year progressed. Individual investor sentiment at year end was not bearish, but surveys indicated that some risk aversion was still present.

Stock market leadership narrowed during the year. Narrow markets are characterized by fewer individual issues outperforming capitalization weighted benchmarks. When this condition exists, active managers are less likely to outperform. The reason is simple. When fewer stocks outperform the index, it means that the probability of selecting an outperforming stock is reduced. The past year was not exceptional in that regard. According to reports we have seen, active managers, generally speaking, found it difficult to deliver above benchmark returns. When passive index investment strategies begin to offer stiffer competition, behavioral studies show that active managers also tend to move toward "benchmark hugging" strategies in an attempt to reduce tracking error, or the return spread between their results and the benchmark index. To the extent


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ECONOMIC OVERVIEW AND INVESTMENT OUTLOOK (CONTINUED)
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that this activity disrupts the managers' normal decision making process, the potential future contribution of the managers' investment discipline to returns is diluted. In our opinion, an attempt to reduce tracking errors in the short-run when your particular investment process does not appear to be working is self-defeating. Underperformance, relative to a selected benchmark, should be expected and accepted from time to time as a normal consequence of pursuing a particular discipline that you believe will deliver above average results in the future. The past twelve months were not as favorable for our investment processes compared to earlier years. Benchmark-beating performance eluded us as well, but we are making no adjustments to reduce tracking error. Our experience and historical studies provide compelling evidence that logical, disciplined, fundamentally-based portfolio management systems can produce market-beating results in the long-term. We believe that the key to success is the consistent application of such systems over time while retaining the flexibility to adjust for structural market changes when and if they arise.

In the institutional world, risk-seeking strategies persisted throughout the year for pension funds, endowments, and foundations. Increasing amounts of capital flowed into hedge funds, commercial real estate, commodity funds, private equity buy-outs and increasingly "creative" highly leveraged derivative securities. We are not aware, however, of any great value opportunities available in these particular investment categories at this point in the cycle. Just about everything has been thoroughly exploited. Analysts are beginning to question the cash flow assumptions involved in private equity deals. Commercial Real Estate Investment Trusts (REITs) seem to be trading on capital gain assumptions not expected rents. Hedge fund investors, according to a Deutsche Bank survey, said it was difficult to find a manager who could satisfy their performance objectives. Respondents to this survey included more than 1000 representatives from almost 700 institutions representing the banking, insurance and wealth management sectors. Industrial long-only commodity fund strategies failed to produce competitive returns in 2006, and one prominent fund ended the year up less than 4%. One year does not make a trend, but the history of commodity prices strongly suggests that unless permanent shortages arise, there is questionable future profit in holding commodities for the long term. Maybe some investors are having second thoughts about commodities as an asset class. The Goldman Sachs Total Return Commodity Index, which measures passive investor returns, is down almost 30% from its peak.

Non-traditional investment classes were not mainstream products fifteen years ago when Harvard's investment management team began to emerge as a leading practitioner of alternative investment strategies. In the fifteen years between 1990 and September 30, 2005, according to published reports, Harvard increased the value of its portfolio by 21% annualized. That's more than twice the rate of gain produced by the S&P 500 Index during the same time period. A broader measure of stock performance, the Value Line Arithmetic Index consisting of about 1700 stocks, produced a 15% annualized gain, but even assuming an investor


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                                                                JANUARY 31, 2007
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could capture this return attributed to the "average" stock, the ending theoretical portfolio value would still be 50% less than Harvard's. This was an extraordinary achievement by a talented group of professionals who saw opportunity where others did not. Harvard's success and the lackluster performance of large capitalization stocks following the technology bust helped to usher in a "new era of diversification." According to the National
Association of College and University Business Officers (NACUBO), large endowments now have, on average, 41% of their holdings in assets other than stocks, bonds and cash equivalents.

Low interest rates, low economic and market volatility, plus an ample supply of credit also spurred the growth of alternative investments. The public record in recent years, however, does not suggest that Harvard's performance and the results of a handful of other endowments will be replicated by the newcomers.

The endowment investment model is also attracting competition abroad. Japanese and British universities, says The Economist, are "looking very closely at the Yale model." Private equity funds, seeking a less competitive arena, are moving rapidly into emerging markets including Africa. Even though investment opportunities with attractive risk/reward characteristics are increasingly difficult to find, the flow of money into alternatives is not slowing. Pension funds, traditionally more conservative investors, probably have room to "diversify" further, but when individual investors receive flyers in the mail headlined "Invest Like Harvard for 20%+ Annual Returns" you know it's late in the game.

Analysts who have carefully researched the financial innovations of the past decade agree that they have made markets more liquid and more efficient, but the price has been a surge in leverage. London's Financial Times recently published an editorial commentary in which author Gillian Tett revealed the contents of emails he has received from investment banks concerning "today's brave new financial world." Most of the messages warned of a "frightening" degree of leverage at work and that "leverage is proliferating because investors believe risk has been dispersed so well there will never be a crisis." Tett also received a few notes arguing that financial innovation helps diversify portfolios and has been instrumental in "driving down economic and market volatility over the past ten years."

Looking back at historical bubbles and the technology stocks mania in particular, current warnings could be premature. Alan Greenspan, for example, mused about irrational exuberance in common stocks in 1996. The real bubble did not begin to inflate until the third quarter of 1998 and the peak was still 18 months in the future. A speculator betting against a further rise in the technology-heavy NASDAQ Index by selling shares short in the QQQ Exchange Traded Fund (representing the top 100 non-financial stocks in the index) after it soared to a new high in early 1999 would have garnered a 50% gain if the position had been held until the third quarter of 2002. Unfortunately, said speculator would have first needed to withstand the intervening 100% rise during the next twelve months. As the economist John Maynard Keynes commented, "markets can remain


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----------------------------------------------------
ECONOMIC OVERVIEW AND INVESTMENT OUTLOOK (CONTINUED)
----------------------------------------------------
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irrational longer than you can remain solvent." In that context, expecting an imminent return to more rational lending and investing practices in the sense that rational means a more equitable balance between risk and expected return is probably unrealistic.

We will likely remain, for a time, in a speculative environment wherein large pools of investment capital are accepting more risk in an effort to generate more return. The manic, or bubble stage, if we get there could be years away. Since the flow of money into the more exotic investment categories is not subsiding, however, one or more bubbles might eventually emerge. According to the Bank Credit Analyst (BCA), asset inflation and bubbles are natural occurrences in a world with abundant liquidity, high productivity and strong competition. BCA analysts do not yet see signs of economic and financial excess in their data, but accidents do happen.

In our opinion, it is not too early to begin exercising caution, not necessarily in asset allocation but by emphasizing high quality over low quality securities and employing less leverage rather than more.

OUTLOOK FOR 2007. Around this time last year, the economic picture suggested growth would be positive and the probability of a recession occurring during the coming twelve months was low. The Goldilocks (not too hot-not too cold) outlook appeared reasonable given available evidence. For the balance of 2007, it looks like we should expect a repeat of 2006 according to the latest data. The first estimate for fourth quarter 2006 GDP growth released January 30 was 3.5%. It will be officially revised twice more. Assuming only minor adjustments to come, the final 2006 GDP number will be comparable to 2005. First quarter 2007 GDP growth is currently expected to be at or above the fourth quarter figure. Estimates for all of 2007 are now beginning to rise from below trend, less than 3%, to above trend. Leading economic indicators continue to forecast growth in coming quarters.

Housing now appears less likely to push the economy into recession. The ECRI leading index of home prices bottomed during last year's fourth quarter and has been steadily rising. The ISI Home Builders Survey has risen from a low of 22% last October to 34.6% (0 = weak, 100 = strong). The ECRI leading index suggests that the downtrend in home prices will end later this year. The last available price survey provided by the S&P/Case-Shiller home price index showed that prices were still declining in 17 of the 20 cities covered. Year-over-year declines have been registered in east and west coast regions that had been subjected to intense speculative activity. According to Merrill Lynch research there was at year end a 6-month supply of new single-family homes on the market. Based on Merrill's forecast for single-family starts and a fairly brisk selling rate, the supply of homes could reach a normal range, historically speaking, by this year's third quarter. The Fed has added a positive note to the outlook for housing, stating that "tentative signs of stabilization have appeared."


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                                                                JANUARY 31, 2007
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Federal Reserve monetary policy was a major concern twelve months ago, with the primary worry being that the Fed would stay too tight for too long. As it turned out, the Fed's policy decisions during the year look pretty good. The long series of rate hikes was halted in August at 5.25%, inflation has remained benign and the economy continues to grow. The Fed's January statement noted that "inflation is slowing modestly, and that inflation pressures seem likely to moderate over time." We track a few leading inflation indicator composites that give similar readings. The Fed's favorite inflation gauge, the core GDP deflator, rose at a 2.1% annual rate in the fourth quarter. Year over year, the inflation measure remains above 2%, perhaps still a bit too high for the central bankers to move toward ease. Market expectations are shifting toward a forecast of no reduction in short-term interest rates this year. As a consequence, long-term rates have crept higher and the significant yield curve inversion (short-term interest rates higher than long-term) has moderated. Here we should note that the historically bearish forecast engendered by an inverted yield curve is probably less so in a low interest rate, low inflation world.

A low and stable inflation environment coupled with moderate economic growth supports a positive view of the financial markets. High quality bonds, always our preference, appear fairly valued. Below investment grade issues look very expensive in comparison. The yield spread between higher and lower quality bonds is quite small. In our opinion, the extra potential return offered by higher yielding, lower quality bonds is not enough to compensate for the additional risk. Common stocks, when comparing estimated earnings yields to current ten-year U.S. Treasury yields, look "undervalued." This valuation formula and its variations have merit in the sense that we can see how relatively appealing common stocks might be. We still need some indication of absolute or intrinsic value to complete the picture.

Assuming trend-line economic growth during the next three to five years, for example, and historically normal levels of profitability as projected by Value Line, common stocks appear overvalued. So, equities look attractive in a low inflation, low interest rate world, but current prices may have already discounted much of the growth to come. Maintaining a reasonably prudent balance between risk and return, therefore, suggests that a neutral allocation between stocks and bonds is appropriate. Neutral, as it applies to our particular recommended asset mix for moderate risk growth-oriented portfolios, describes a target allocation of 55% common stock and 45% bonds. The acceptable range of common stock exposure in a neutral strategy mode is 50% to 60%.

If we could be assured that our world of seemingly low risk and low volatility would last indefinitely, then potential return would be all that mattered. Unfortunately, events that increase uncertainty and change investor behavior occur with some regularity. We have enjoyed several years of relative calm in the financial markets. It will not last, if history is any guide.


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ECONOMIC OVERVIEW AND INVESTMENT OUTLOOK (CONCLUDED)
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The good news, as Nick Bloom of Stanford University wrote in his March 2006 paper, THE IMPACT OF UNCERTAINTY SHOCKS, is that most shocks are transitory, lasting perhaps several quarters at worst. The only exception, according to Bloom's calculations, occurred during the Great Depression between 1929 and 1932 when average stock market volatility was greater than after the 2001 terrorist attacks. The bursting of the common stock bubble in 1929 was followed by terrible policy decisions that depressed economic activity for years. We are, of course, not anticipating anything of the sort today. Recurring bouts of above average volatility, however, are not only possible but probable.


/s/ John C. Portwood


John Portwood, CFA
Hancock Bank Chief Investment Strategist





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THE HANCOCK HORIZON FUNDS INVESTMENT PHILOSOPHY  [GRAPHIC OF LIGHTHOUSE OMITTED]
-----------------------------------------------                 JANUARY 31, 2007
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      High quality standards are an integral part of our investment approach. We do not believe that it is necessary to speculate in low quality securities to be able to produce good returns. To us, the most desirable investment program is one that utilizes high quality securities within a disciplined management process. Our quality standards are evident in the security holdings of all the Hancock Horizon Funds. An example of our focus on quality is the fact that Standard & Poor's Corporation and Moody's Investors Service has rated the
Hancock Horizon Treasury Securities Money Market Fund AAA and Aaa, respectively, their highest quality rating for this type of money market fund.
      Discipline is an important key to long-term investment success. It means sticking to your investment approach for the long haul, provided that your approach recognizes real fundamental values that will ultimately be reflected in satisfactory investment returns. Value to us means determining the relative attractiveness of individual securities and asset classes using analytical methods that are unemotional and fundamentally driven. We continually analyze results to confirm or challenge the value added by our process. Occasionally, enhancements have been warranted, but over time the core decision-making process has remained intact. No significant changes are anticipated. We believe our approach will remain valuable and effective for the foreseeable future.
      With a high-quality, value-conscious and disciplined investment approach, it naturally follows that control of risk is an integral part of our process as well. Some investors and fund managers focus on returns while neglecting risk.
We believe that risk and return are equally important considerations. As a shareholder in the Hancock Horizon Funds, you can expect us to maintain our quality controls and investment disciplines. We will not reach for yield or attempt to enhance return by using securities or methods that are not compatible with the stated objectives of each fund. Our primary goal is to provide a way for investors to participate in the financial markets according to their particular needs. We do so by offering a diversified family of mutual funds that is truly representative of the expected risk and return characteristics of each asset class or investment category.


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MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
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      The HANCOCK HORIZON PRIME MONEY MARKET FUND'S (the "Fund") seeks to preserve principal value and maintain a high degree of liquidity while providing current income. The Fund will attempt to achieve this objective by investing exclusively in short-term A1/P1 commercial paper obligations and repurchase agreements involving U.S. government obligations.
      The Fund commenced operations on February 1, 2006. Since inception through January 31, 2007, the Fund generated a total return of 5.00% for the Institutional Class Shares. This compares to a 4.85% return for the iMoneyNet, Inc. Prime Institutional Money Market Average.
      The Fund's holdings consisted of A1/P1 commercial paper and U.S. government collateralized repurchase agreements. The short-term structure allowed the Fund to capture a higher, competitive yield in a rising interest rate environment. In addition, it provided the necessary degree of liquidity to our shareholders while meeting industry standard 2a-7 requirements for money market funds as to quality, maturity and diversification of investments.
      Steady U.S. economic growth during 2006, pressured interest rates generally higher across all maturities. The year did mark an inflection point in business activity, however, as the second half of 2006 was significantly weaker than the first half of the year. On the short end of the yield curve, Federal Funds target rate rose sharply from 4.25% to 5.25% while 2-year Treasury interest rates rose from 4.40% to 4.80%. Interest rates on longer-term securities rose in a similar fashion. The 5-year Treasury note rose from 4.35% to 4.69%, while the 10-year Treasury note rose from 4.39% to 4.70%. Noteworthy was the development of an "inverted yield curve" whereby short-term interest rates are higher than longer-term interest rates. This phenomenon generally occurs during times of economic slowdowns.
      Looking ahead, the U.S. economy will likely continue to slow. A recession at this juncture does not appear probable. Indications are the worst may be over in the housing market and consumer spending and confidence are good. Inflation will remain in check allowing the Federal Reserve to stay neutral. In all, interest rates should remain stable before drifting lower later this year, making 2007 a very favorable environment for short-term money market fund investors.

      The views above represent the manager's assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any investment.


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                                                                JANUARY 31, 2007
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        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
          HANCOCK HORIZON PRIME MONEY MARKET FUND, INSTITUTIONAL CLASS,
          VERSUS THE iMONEYNET PRIME INSTITUTIONAL MONEY MARKET AVERAGE

[LINE CHART GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

                 Hancock Horizon                    iMoneyNet
              Prime Money Market Fund,         Institutional Prime
                Institutional Class           Money Market Average
2/1/06               $10,000                        $10,000
Jan 07                10,500                         10,486


iMONEYNET, INC., PRIME INSTITUTIONAL MONEY MARKET AVERAGE is a widely recognized composite of money market funds that invest primarily in commercial paper. The number of funds in the Average varies.

      The performance data quoted represents past performance and the investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-346-6300 or visit www.hancockhorizonfunds.com.

                                INCEPTION TO DATE
                   ------------------------------------------
                      Institutional Class           5.00%
                   ------------------------------------------

FOR THE YEAR ENDED JANUARY 31, 2007. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. FUND COMMENCED OPERATIONS ON FEBRUARY 1, 2006.

RETURN SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN REFLECTS FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

                                SECTOR WEIGHTINGS

[PIE CHART GRAPHIC OMITTED]
Plot points are as follows:

COMMERCIAL PAPER                 79.5%
REPURCHASE AGREEMENT             20.5%

% of Total Portfolio Investments

      An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at a $1.00 per share, it is possible to lose money by investing in the Fund.
      Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.
      This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund's investment objectives, risks, charges, expenses and performance before investing.


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MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (CONTINUED)
-------------------------------------------------------
--------------------------------------------------------------------------------

      The HANCOCK HORIZON TREASURY SECURITIES MONEY MARKET FUND'S (the "Fund") seeks to preserve principal value and maintain a high degree of liquidity while providing current income. The Fund will attempt to achieve this objective by investing exclusively in short-term obligations of the U.S. Treasury and repurchase agreements involving such obligations.
      For the year ended January 31, 2007, the Fund generated a total return of 4.44% for the Trust Class Shares, 4.18% for the Institutional Sweep Class Shares and 3.92% for the Class A Shares. This compares to a 4.30% return for the iMoneyNet, Inc., U.S. Treasury & Repo Average, Retail.
      The Fund's holdings consisted of U.S. Treasury Obligations and U.S. Treasury collateralized repurchase agreements. The short-term structure allowed the Fund to capture a higher, competitive yield in a rising interest rate environment. In addition, it provided the necessary degree of liquidity to our shareholders while meeting industry standard requirements for money market funds as to quality, maturity and diversification of investments. The Fund maintains a AAA rating by Standard & Poor's Corporation.
      Steady U.S. economic growth during 2006, pressured interest rates generally higher across all maturities. The year did mark an inflection point in business activity, however, as the second half of 2006 was significantly weaker than the first half of the year. On the short end of the yield curve, Federal Funds target rate rose sharply from 4.25% to 5.25% while 2-year Treasury interest rates rose from 4.40% to 4.80%. Interest rates on longer-term securities rose in a similar fashion. The 5-year Treasury note rose from 4.35% to 4.69%, while the 10-year Treasury note rose from 4.39% to 4.70%. Noteworthy was the development of an "inverted yield curve" whereby short-term interest rates are higher than longer-term interest rates. This phenomenon generally occurs during times of economic slowdowns.
      Looking ahead, the U.S. economy will likely continue to slow. A recession at this juncture does not appear probable. Indications are the worst may be over in the housing market and consumer spending and confidence are good. Inflation will remain in check allowing the Federal Reserve to stay neutral. In all, interest rates should remain stable before drifting lower later this year, making 2007 a very favorable environment for short-term money market fund investors.

      The views above represent the manager's assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any investment.


                                      ----
                                       12
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                                JANUARY 31, 2007
--------------------------------------------------------------------------------

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HANCOCK HORIZON TREASURY SECURITIES MONEY MARKET FUND, TRUST CLASS, INSTITUTIONAL SWEEP CLASS AND CLASS A, VERSUS THE iMONEYNET, INC.,
                          U.S. TREASURY & REPO AVERAGE

[LINE CHART GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

             Hancock Horizon          Hancock Horizon           Hancock Horizon
           Treasury Securities      Treasury Securities       Treasury Securities          iMoneyNet Inc.
            Money Market Fund,      Money Market Fund,        Money Market Fund,            U.S. Treasury
                Trust Class      Institutional Sweep Class          Class A                & Repo, Retail
5/31/00          $10,000                 $10,000                   $10,000                    $10,000
Jan-01            10,396                  10,379                    10,363                     10,387
Jan-02            10,708                  10,664                    10,621                     10,700
Jan-03            10,821                  10,750                    10,680                     10,807
Jan-04            10,872                  10,774                    10,688                     10,852
Jan-05            10,961                  10,834                    10,727                     10,930
Jan-06            11,255                  11,096                    10,960                     11,209
Jan-07            11,755                  11,560                    11,390                     11,691

iMONEYNET, INC., U.S. TREASURY & REPO AVERAGE is a widely recognized composite of money market funds that invests in U.S. Treasury bills and repurchase agreements backed by these securities. The number of funds in the Average varies.

     The performance data quoted represents past performance and the investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-346-6300 or visit www.hancockhorizonfunds.com.

-----------------------------------------------------------------------------------------
                            ONE-YEAR     ANNUALIZED     ANNUALIZED        ANNUALIZED
                             RETURN    3-YEAR RETURN   5-YEAR RETURN   INCEPTION TO DATE
-----------------------------------------------------------------------------------------
Trust Class                  4.44%         2.63%           1.88%             2.45%
-----------------------------------------------------------------------------------------
Institutional Sweep Class    4.18%         2.38%           1.63%             2.20%
-----------------------------------------------------------------------------------------
Class A                      3.92%         2.14%           1.41%             1.97%
-----------------------------------------------------------------------------------------

FOR PERIODS ENDED JANUARY 31, 2007. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. FUND COMMENCED OPERATIONS ON MAY 31, 2000.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

                                SECTOR WEIGHTINGS

[PIE CHART GRAPHIC OMITTED]
Plot Points are as follows:

U.S. TREASURY OBLIGATIONS        54.3%
REPURCHASE AGREEMENTS            45.7%

% of Total Portfolio Investments

      An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at a $1.00 per share, it is possible to lose money by investing in the Fund.
      Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.
      This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund's investment objectives, risks, charges, expenses and performance before investing.


                                      ----
                                       13
                                      ----

-------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (CONTINUED)
-------------------------------------------------------
--------------------------------------------------------------------------------

      The HANCOCK HORIZON STRATEGIC INCOME BOND FUND'S (the "Fund") seeks total return through current income and capital appreciation, consistent with the preservation of capital. The Fund will attempt to achieve this objective by investing in a mix of U.S. Treasury securities, U.S. government agency securities, mortgage-backed securities and investment grade corporate debt with an intermediate-term duration structure.
      For the year ended January 31, 2007, the Fund generated a total return of 4.00% for the Trust Class Shares, 3.75% for the Class A Shares, and 3.23% for the Class C Shares. This compares to a 4.48% return for the Lehman Intermediate Aggregate Index.
      During the fiscal year, the Fund's largest sector position migrated from investment grade corporate debt to U.S. agency mortgage-backed securities. At year end, mortgage securities comprised 29% of the portfolio and corporate bonds comprised 25%. The year ended with the Fund's average effective maturity at 5.4 years and a weighted average duration of 4.3 years.
      Steady U.S. economic growth during 2006, pressured interest rates generally higher across all maturities. The year did mark an inflection point in business activity, however, as the second half of 2006 was significantly weaker than the first half of the year. On the short end of the yield curve, Federal Funds target rate rose sharply from 4.25% to 5.25% while 2-year Treasury interest rates rose from 4.40% to 4.80%. Interest rates on longer-term securities rose in a similar fashion. The 5-year Treasury note rose from 4.35% to 4.69%, while the 10-year Treasury note rose from 4.39% to 4.70%. Noteworthy was the development of an "inverted yield curve" whereby short-term interest rates are higher than longer-term interest rates. This phenomenon generally occurs during times of economic slowdowns.
      Looking ahead, the U.S. economy will likely continue to slow. A recession at this juncture does not appear probable. Indications are the worst may be over in the housing market and consumer spending and confidence are good. Inflation will remain in check allowing the Federal Reserve to stay neutral. In all, interest rates should remain stable before drifting lower later this year, making 2007 a very favorable environment for bond investors.

      The views above represent the manager's assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any investment.

    COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HANCOCK
      HORIZON STRATEGIC INCOME BOND FUND, TRUST CLASS, CLASS A (WITH LOAD)
          AND CLASS C, VERSUS THE LEHMAN INTERMEDIATE AGGREGATE INDEX,
       THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX AND THE LIPPER
                          GENERAL BOND FUNDS OBJECTIVE

[LINE CHART GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

           Hancock Horizon     Hancock Horizon   Hancock Horizon      Lehman           Lehman              Lipper
           Strategic Income   Strategic Income  Strategic Income   Intermediate     Intermediate           General
              Bond Fund,         Bond Fund,        Bond Fund,        Aggregate    U.S. Government/       Bond Funds
              Trust Class    Class A (with load)     Class C           Index       Credit Index*          Objective
5/31/00        $10,000            $ 9,600           $10,000          $10,000          $10,000             $10,000
Jan-01          10,856             10,404            10,792           11,080           11,034              10,896
Jan-02          11,571             11,064            11,413           11,935           11,890              11,272
Jan-03          12,469             11,889            12,186           12,992           12,991              11,780
Jan-04          12,861             12,233            12,444           13,561           13,641              13,037
Jan-05          13,096             12,426            12,544           14,026           13,992              13,520
Jan-06          13,230             12,522            12,545           14,277           14,182              13,845
Jan-07          13,759             12,991            12,950           14,916           14,768              14,630

                                      ----
                                       14
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                                JANUARY 31, 2007
--------------------------------------------------------------------------------

*The Fund's benchmark was changed from the Lehman Intermediate U.S. Government/Credit Index to the Lehman Intermediate Aggregate Index. The Fund's investment strategy is best measured against this index

THE LEHMAN INTERMEDIATE AGGREGATE INDEX represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

LEHMAN INTERMEDIATE GOVERNMENT/CREDIT INDEX is an unmanaged index comprised of securities in the Government and Credit Indices.

LIPPER GENERAL BOND FUNDS OBJECTIVE is comprised of funds that do not have any quality or maturity restrictions.

      The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-346-6300 or visit www.hancockhorizonfunds.com.

-----------------------------------------------------------------------------------------
                            ONE-YEAR     ANNUALIZED     ANNUALIZED        ANNUALIZED
                             RETURN    3-YEAR RETURN   5-YEAR RETURN   INCEPTION TO DATE
-----------------------------------------------------------------------------------------
Trust Class                   4.00%        2.27%           3.52%             4.90%
-----------------------------------------------------------------------------------------
Class A                       3.75%        2.02%           3.26%             4.64%
-----------------------------------------------------------------------------------------
Class A, with load*          -0.41%        0.65%           2.42%             4.00%
-----------------------------------------------------------------------------------------
Class C                       3.23%        1.34%           2.56%             3.95%
-----------------------------------------------------------------------------------------

FOR PERIODS ENDED JANUARY 31, 2007. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. FUND COMMENCED OPERATIONS ON MAY 31, 2000.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

* REFERS TO THE INDIVIDUAL MAXIMUM SALES CHARGE OF 4.00%.

                                SECTOR WEIGHTINGS

[PIE CHART GRAPHIC OMITTED]
Plot points are as follows:

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS   29.1%
CORPORATE BONDS                               24.9%
U.S. GOVERNMENT AGENCY OBLIGATIONS            22.4%
U.S. TREASURY OBLIGATIONS                     15.4%
CASH EQUIVALENTS                               8.2%

% of Total Portfolio Investments

      Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.
      This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund's investment objectives, risks, charges, expenses and performance before investing.


                                      ----
                                       15
                                      ----

-------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (CONTINUED)
-------------------------------------------------------
--------------------------------------------------------------------------------

      The HANCOCK HORIZON VALUE FUND seeks long-term capital appreciation with a secondary goal of current income.

      Horizon Advisers chooses stocks that they believe to be "undervalued" based on its fundamental research and analysis of various characteristics, including historic and expected earnings and dividends, sales and market position.

      At January 31, 2007, common stocks represented 98.6% of the Value Fund's assets. The Value Fund's largest holdings were in Financial, Industrial, and Materials stocks, while having little or no exposure to Telecommunications, Health Care, or Technology stocks.

      The Value Fund's return, for the year ended January 31, 2007, was 14.83% for Trust Class, 14.52% for Class A, and 13.72% for Class C. This compares unfavorably to the Fund's benchmark, the Russell 1000 Value Index, and the S&P 500 Index which returned 19.18% and 14.52%, respectively, for the same period. The Fund's long-term numbers remain quite impressive. According to Lipper Analytical, the Fund's performance since its inception (5/31/00) ranked in the top 20% of all Multicap Value Funds. Trust Class was ranked 10th out of 162, Class A was 19th, and Class C was 32nd.

      Following one of the worst market collapses in 80 years, 2006 completed four consecutive years of gains for stocks. While the current market run is notable, the tremendous growth in corporate profitability that has been experienced since the second half of 2003 is even more impressive. The fourth quarter of 2006 marked the 14th consecutive quarter in which earnings of S&P 500 companies have grown at a double digit year over year pace. This accomplishment is unprecedented and this growth in earnings has allowed the market's price-to-earnings ratio to fall to more tolerable levels. While the economy and corporate profitability is anticipated to slow in 2007, more favorable valuations coupled with current interest rates should allow further gains in the months to come.

      The views above represent the manager's assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any investment.

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
        HANCOCK HORIZON VALUE FUND, TRUST CLASS, CLASS A (WITH LOAD) AND
                  CLASS C, VERSUS THE RUSSELL 1000 VALUE INDEX
               AND THE LIPPER MULTI-CAP VALUE FUNDS CLASSIFICATION

[LINE CHART GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

           Hancock Horizon     Hancock Horizon   Hancock Horizon      Russell     Lipper Multi-Cap
             Value Fund,        Value  Fund,      Value  Fund,      1000 Value      Value Funds
              Trust Class    Class A (with load)     Class C           Index       Classification
5/31/00        $10,000            $ 9,475           $10,000          $10,000          $10,000
Jan-01          11,012             10,414            10,940           10,706           11,222
Jan-02          10,972             10,351            10,808            9,991           10,730
Jan-03           9,905              9,326             9,660            8,299            8,720
Jan-04          13,147             12,343            12,698           11,254           11,979
Jan-05          15,861             14,855            15,164           12,655           13,156
Jan-06          18,639             17,417            17,646           14,328           14,825
Jan-07          21,404             19,945            20,068           17,076           17,090

                                      ----
                                       16
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                                JANUARY 31, 2007
--------------------------------------------------------------------------------

RUSSELL 1000 VALUE INDEX is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

LIPPER MULTI-CAP VALUE FUNDS CLASSIFICATION measures the the performance of the 30 largest funds in the Lipper Multi-Cap Value Funds Category. These funds, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

      The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-346-6300 or visit www.hancockhorizonfunds.com.

-----------------------------------------------------------------------------------------
                            ONE-YEAR     ANNUALIZED     ANNUALIZED        ANNUALIZED
                             RETURN    3-YEAR RETURN   5-YEAR RETURN   INCEPTION TO DATE
-----------------------------------------------------------------------------------------
Trust Class                  14.83%        17.64%          14.30%            12.09%
-----------------------------------------------------------------------------------------
Class A                      14.52%        17.35%          14.02%            11.81%
-----------------------------------------------------------------------------------------
Class A, with load*           8.49%        15.26%          12.80%            10.91%
-----------------------------------------------------------------------------------------
Class C                      13.72%        16.48%          13.17%            11.01%
-----------------------------------------------------------------------------------------

FOR PERIODS ENDED JANUARY 31, 2007. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. FUND COMMENCED OPERATIONS ON MAY 31, 2000.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

* REFERS TO THE INDIVIDUAL MAXIMUM SALES CHARGE OF 5.25%.

                                SECTOR WEIGHTINGS

[PIE CHART GRAPHIC OMITTED]
Plot points are as follows:

FINANCIALS                       25.4%
INDUSTRIALS                      22.5%
MATERIALS                        12.1%
CONSUMER STAPLES                 10.1%
ENERGY                            9.3%
UTILITIES                         8.7%
CONSUMER DISCRETIONARY            6.3%
HEALTH CARE                       2.8%
TELECOMMUNICATION SERVICES        1.6%
CASH EQUIVALENTS                  1.2%

% of Total Portfolio Investments

                             TOP TEN EQUITY HOLDINGS

--------------------------------------------------------------------------------
                                                                   Percentage of
                                                                    Investments
--------------------------------------------------------------------------------
 1. Nucor                                                               2.5%
--------------------------------------------------------------------------------
 2. Precision Castparts                                                 2.1%
--------------------------------------------------------------------------------
 3. ConocoPhillips                                                      2.0%
--------------------------------------------------------------------------------
 4. Allegheny Technologies                                              1.9%
--------------------------------------------------------------------------------
 5. Nordstrom                                                           1.8%
--------------------------------------------------------------------------------
 6. Alcoa                                                               1.8%
--------------------------------------------------------------------------------
 7. Albermarle                                                          1.7%
--------------------------------------------------------------------------------
 8. PPL                                                                 1.7%
--------------------------------------------------------------------------------
 9. JC Penney                                                           1.7%
--------------------------------------------------------------------------------
10. Marathon Oil                                                        1.7%
--------------------------------------------------------------------------------


                                      ----
                                       17
                                      ----

-------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (CONTINUED)
-------------------------------------------------------
--------------------------------------------------------------------------------

      Past performance is no guarantee of future results. Rankings are based on total returns and do not take into account front-end sales charges. During the period for which the ranking is based, the Adviser has agreed to waive certain fees. Absent fee waivers, rankings would have been lower.
      Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.
      This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund's investment objectives, risks, charges, expenses and performance before investing.






                                      ----
                                       18
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                                JANUARY 31, 2007
--------------------------------------------------------------------------------

      The HANCOCK HORIZON GROWTH FUND seeks capital appreciation by investing primarily in U.S. companies whose sales and earnings are expected to grow at an above average rate.
      Horizon Advisers employs a strict quantitative method of analysis in our investment decision making. These measurable quantitative factors include earnings surprise and estimate revision, historical price performance of a stock compared to other stocks in the market, increasing growth as measured by a company's return on equity, and relative price-to-earnings ratio and cash flow.
      At January 31, 2007, common stocks represented 99.1% of the Growth Fund's assets. The Growth Fund's largest holdings were in Consumer Discretionary, Technology, Industrials, and Health Care stocks, while Basic Materials, Consumer Staples, Telecommunications, and Utility stocks accounted for minimal or no exposure.
      The Growth Fund's return, for the year ended January 31, 2007, was 2.07% for Trust Class, 1.78% for Class A, and 1.06% for Class C. This compares unfavorably to the Fund's benchmark, the Russell 1000 Growth Index, and the S&P 500 Index which returned 9.95% and 14.52%, respectively, for the same period. While the last year was difficult for the Growth Fund, the Fund's long-term performance remains quite impressive. According to Lipper Analytical, the Fund's performance since its inception (1/31/01) ranked in the top 13% of all Multicap Growth Funds. Trust Class was ranked 28th out of 276, Class A was 29th, and Class C was 36th.
      Following one of the worst market collapses in 80 years, 2006 completed four consecutive years of gains for stocks. While the current market run is notable, the tremendous growth in corporate profitability that has been experienced since the second half of 2003 is even more impressive. The fourth quarter of 2006 marked the 14th consecutive quarter in which earnings of S&P 500 companies have grown at a double digit year over year pace. This accomplishment is unprecedented and this growth in earnings has allowed the market's price-to-earnings ratio to fall to more tolerable levels. While the economy and corporate profitability is anticipated to slow in 2007, more favorable valuations coupled with current interest rates should allow further gains in the months to come.

      The views above represent the manager's assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any investment.

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
        HANCOCK HORIZON GROWTH FUND, TRUST CLASS, CLASS A (WITH LOAD) AND
          CLASS C, VERSUS THE RUSSELL 1000 GROWTH INDEX AND THE LIPPER
                      MULTI-CAP GROWTH FUNDS CLASSIFICATION

[LINE CHART GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

           Hancock Horizon     Hancock Horizon   Hancock Horizon      Russell     Lipper Multi-Cap
             Growth Fund,       Growth  Fund,     Growth Fund,     1000 Growth      Growth Funds
              Trust Class    Class A (with load)     Class C           Index       Classification
1/31/01        $10,000            $ 9,475           $10,000          $10,000          $10,000
Jan-02           8,876              8,395             8,800            7,312            7,365
Jan-03           7,143              6,738             7,014            5,238            5,341
Jan-04           9,830              9,257             9,560            7,107            7,560
Jan-05          11,018             10,343            10,607            7,157            7,917
Jan-06          13,546             12,686            12,908            7,930            9,387
Jan-07          13,827             12,912            13,045            8,719            9,935

                                      ----
                                       19
                                      ----

-------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (CONTINUED)
-------------------------------------------------------
--------------------------------------------------------------------------------

RUSSELL 1000 GROWTH INDEX is an unmanaged index, which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

LIPPER MULTI-CAP GROWTH FUNDS CLASSIFICATION measures the performance of the 30 largest funds in the Lipper Multi-Cap Growth Funds Category. These funds, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

      The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-346-6300 or visit www.hancockhorizonfunds.com.

-----------------------------------------------------------------------------------------
                            ONE-YEAR     ANNUALIZED     ANNUALIZED        ANNUALIZED
                             RETURN    3-YEAR RETURN   5-YEAR RETURN   INCEPTION TO DATE
-----------------------------------------------------------------------------------------
Trust Class                   2.07%        12.04%          9.27%             5.55%
-----------------------------------------------------------------------------------------
Class A                       1.78%        11.73%          9.00%             5.30%
-----------------------------------------------------------------------------------------
Class A, with load*          -3.55%         9.75%          7.83%             4.36%
-----------------------------------------------------------------------------------------
Class C                       1.06%        10.92%          8.19%             4.53%
-----------------------------------------------------------------------------------------

FOR PERIODS ENDED JANUARY 31, 2007. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. FUND COMMENCED OPERATIONS ON JANUARY 31, 2001.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

* REFERS TO THE INDIVIDUAL MAXIMUM SALES CHARGE OF 5.25%.

                                SECTOR WEIGHTINGS

[PIE CHART GRAPHIC OMITTED]
Plot points are as follows:

INFORMATION TECHNOLOGY           25.9%
CONSUMER DISCRETIONARY           24.6%
HEALTH CARE                      14.9%
INDUSTRIALS                      13.0%
ENERGY                            7.4%
FINANCIALS                        7.2%
CONSUMER STAPLES                  3.1%
TELECOMMUNICATION SERVICES        3.0%
CASH EQUIVALENT                   0.9%

% of Total Portfolio Investments

                             TOP TEN EQUITY HOLDINGS

--------------------------------------------------------------------------------
                                                                   Percentage of
                                                                    Investments
--------------------------------------------------------------------------------
 1. MEMC Electronic Materials                                           2.1%
--------------------------------------------------------------------------------
 2. Franklin Resources                                                  2.0%
--------------------------------------------------------------------------------
 3. Prudential Financial                                                2.0%
--------------------------------------------------------------------------------
 4. Polo Ralph Lauren                                                   2.0%
--------------------------------------------------------------------------------
 5. Safeway                                                             1.9%
--------------------------------------------------------------------------------
 6. Cisco Systems                                                       1.8%
--------------------------------------------------------------------------------
 7. XTO Energy                                                          1.8%
--------------------------------------------------------------------------------
 8. Alliance Data Systems                                               1.8%
--------------------------------------------------------------------------------
 9. Nvidia                                                              1.8%
--------------------------------------------------------------------------------
10. Hewlett-Packard                                                     1.7%
--------------------------------------------------------------------------------


                                      ----
                                       20
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                                JANUARY 31, 2007
--------------------------------------------------------------------------------

      Products of technology companies in which the Fund invests may be subject to severe competition and rapid obsolescence. Holdings are subject to change.
      Past performance is no guarantee of future results. Rankings are based on total returns and do not take into account front-end sales charges. During the period for which the ranking is based, the Adviser has agreed to waive certain fees. Absent fee waivers, rankings would have been lower.
      Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.
      This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund's investment objectives, risks, charges, expenses and performance before investing.






                                      ----
                                       21
                                      ----

-------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (CONTINUED)
-------------------------------------------------------
--------------------------------------------------------------------------------

      The HANCOCK HORIZON BURKENROAD FUND seeks long-term capital appreciation by investing in small capitalization stocks and other equity securities of companies located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi, and Texas.
      Horizon Advisers intends to utilize Tulane University's Burkenroad Reports as a primary source of investment research, but also employs its own fundamental research and analysis in its investment decision-making. In selecting securities, Horizon Advisers primarily considers sales and expense trends, market position, historic and expected earnings and dividends.
      At January 31, 2007, common stocks represented 99.8% of the Burkenroad Fund's net assets. The Burkenroad Fund's largest holdings were in Consumer Discretionary, Industrials, Energy, and Financial stocks, while Telecommunications, Consumer Staples, Utilities, and Information Technology stocks accounted for minimal or no exposure.
      The Burkenroad Fund's return for the year ended January 31, 2007 was 6.89% and 6.78% for Class A and Class D, respectively. These results underperformed the Fund's benchmark, the Russell 2000 Index which returned 10.44% for that same period. The Fund's long-term numbers remain very impressive. Since it's inception of December 31, 2001, the Fund has returned 15.74% annualized for Class A shareholders and 15.53% annualized for Class D shareholders. This compares very favorably to the Russell 2000 Index return of 10.44%.
      Following one of the worst market collapses in 80 years , 2006 completed four consecutive years of gains for stocks. While the current market run is notable, the tremendous growth in corporate profitability that has been experienced since the second half of 2003 is even more impressive. The fourth quarter of 2006 marked the 14th consecutive quarter in which earnings of S&P 500 companies have grown at a double digit year over year pace. This accomplishment is unprecedented and this growth in earnings has allowed the market's price-to-earnings ratio to fall to more tolerable levels. While the economy and corporate profitability is anticipated to slow in 2007, more favorable valuations coupled with current interest rates should allow further gains in the months to come.

      The views above represent the manager's assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any investment.

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
            HANCOCK HORIZON BURKENROAD FUND, CLASS A (WITH LOAD) AND
                     CLASS D, VERSUS THE RUSSELL 2000 INDEX
               AND THE LIPPER SMALL-CAP VALUE FUNDS CLASSIFICATION

[LINE CHART GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

            Hancock Horizon    Hancock Horizon       Russell     Lipper Small-Cap
           Burkenroad Fund,   Burkenroad Fund,        2000         Value Funds
          Class A (with load)      Class D            Index       Classification
12/31/01       $ 9,475            $10,000           $10,000          $10,000
Jan-02           9,506             10,033             9,896           10,075
Jan-03           9,024              9,517             7,732            8,662
Jan-04          13,165             13,840            12,218           13,217
Jan-05          15,881             16,659            13,277           15,025
Jan-06          18,634             19,511            15,785           17,605
Jan-07          19,918             20,834            17,433           19,454

RUSSELL 2000 INDEX is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

LIPPER SMALL-CAP VALUE FUNDS CLASSIFICATION measures the performance of the 30 largest funds in the Lipper Small-Cap Value Funds Category. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.


                                      ----
                                       22
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                                JANUARY 31, 2007
--------------------------------------------------------------------------------

      The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-346-6300 or visit www.hancockhorizonfunds.com.

-----------------------------------------------------------------------------------------
                            ONE-YEAR     ANNUALIZED     ANNUALIZED        ANNUALIZED
                             RETURN    3-YEAR RETURN   5-YEAR RETURN   INCEPTION TO DATE
-----------------------------------------------------------------------------------------
Class A                      6.89%         14.80%          15.94%            15.74%
-----------------------------------------------------------------------------------------
Class A, with load*          1.29%         12.75%          14.71%            14.52%
-----------------------------------------------------------------------------------------
Class D                      6.78%         14.61%          15.74%            15.53%
-----------------------------------------------------------------------------------------

FOR PERIODS ENDED JANUARY 31, 2007. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. FUND COMMENCED OPERATIONS ON DECEMBER 31, 2001.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

* REFERS TO THE INDIVIDUAL MAXIMUM SALES CHARGE OF 5.25%.


      The BURKENROAD REPORTS is an educational program on investment research in which selected students at Tulane University's A.B. Freeman School of Business participate. This program is designed to teach the students how to produce objective investment research by studying publicly held companies located in the Deep South.
      The Hancock Horizon Burkenroad Fund and Horizon Advisers are NOT affiliated with Tulane University or the A.B. Freeman School of Business. Hancock Bank licenses the name "Burkenroad" from Tulane University. Neither Tulane University, the A.B. Freeman School of Business nor the students, faculty and staff of Tulane University have any involvement in the investment decisions, management or operation of the Fund.

                                SECTOR WEIGHTINGS

[PIE CHART GRAPHIC OMITTED]
Plot points are as follows:

ENERGY                           24.4%
INDUSTRIALS                      19.6%
CONSUMER DISCRETIONARY           19.0%
FINANCIALS                       15.5%
MATERIALS                         8.9%
HEALTH CARE                       6.0%
CONSUMER STAPLES                  2.8%
UTILITIES                         1.9%
INFORMATION TECHNOLOGY            1.7%
CASH EQUIVALENTS                  0.2%

% of Total Portfolio Investments

                             TOP TEN EQUITY HOLDINGS

--------------------------------------------------------------------------------
                                                                   Percentage of
                                                                    Investments
--------------------------------------------------------------------------------
 1. Geo Group                                                           3.8%
--------------------------------------------------------------------------------
 2. Sciele Pharma                                                       2.7%
--------------------------------------------------------------------------------
 3. Gulf Island Fabrication                                             2.5%
--------------------------------------------------------------------------------
 4. Team                                                                2.5%
--------------------------------------------------------------------------------
 5. Hibbet Sporting Goods                                               2.5%
--------------------------------------------------------------------------------
 6. Aaron Rents                                                         2.4%
--------------------------------------------------------------------------------
 7. RPC                                                                 2.3%
--------------------------------------------------------------------------------
 8. Kirby                                                               2.3%
--------------------------------------------------------------------------------
 9. Commercial Metals                                                   2.3%
--------------------------------------------------------------------------------
10. First Cash Financial Services                                       2.2%
--------------------------------------------------------------------------------


                                      ----
                                       23
                                      ----

-------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (CONCLUDED)
-------------------------------------------------------
--------------------------------------------------------------------------------

      In addition to the normal risks associated with equity investing, smaller companies typically exhibit higher volatility. Products of companies in which the Fund invests may be subject to severe competition and rapid obsolescence. Holdings are subject to change.
      Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.
      This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund's investment objectives, risks, charges, expenses and performance before investing.





                                      ----
                                       24
                                      ----

---------------------------------------
DISCLOSURE OF FUND EXPENSES (UNAUDITED)          [GRAPHIC OF LIGHTHOUSE OMITTED]
---------------------------------------                         JANUARY 31, 2007
--------------------------------------------------------------------------------

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on this page illustrates your Fund's costs in two ways:

o ACTUAL FUND RETURN -- This section helps you to estimate the actual expenses that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses your Fund incurred over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under the "Expenses Paid During Period" column.

o HYPOTHETICAL 5% RETURN -- This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown do not apply to your specific investment. Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. If these transactional costs were included, your cost would have been higher.

--------------------------------------------------------------------------------
                                      BEGINNING  ENDING                 EXPENSES
                                      ACCOUNT    ACCOUNT    ANNUALIZED  PAID
                                      VALUE      VALUE      EXPENSE     DURING
                                      8/1/06     1/31/07    RATIOS      PERIOD*
--------------------------------------------------------------------------------
PRIME MONEY MARKET FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Institutional Class ................  $1,000.00  $1,026.10   0.23%       $ 1.17

HYPOTHETICAL 5% RETURN
Institutional Class ................  $1,000.00  $1,024.05   0.23%       $ 1.17
--------------------------------------------------------------------------------
TREASURY SECURITIES MONEY MARKET FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Trust Class ........................  $1,000.00  $1,023.30   0.58%       $ 2.96
Institutional Sweep Class ..........   1,000.00   1,022.00   0.83%         4.23
Class A ............................   1,000.00   1,020.70   1.08%         5.50

HYPOTHETICAL 5% RETURN
Trust Class ........................  $1,000.00  $1,022.28   0.58%       $ 2.96
Institutional Sweep Class ..........   1,000.00   1,021.02   0.83%         4.23
Class A ............................   1,000.00   1,019.76   1.08%         5.50
--------------------------------------------------------------------------------
STRATEGIC INCOME BOND FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Trust Class ........................  $1,000.00  $1,032.50   0.75%       $ 3.84
Class A ............................   1,000.00   1,031.20   1.00%         5.12
Class C ............................   1,000.00   1,029.90   1.75%         8.95

HYPOTHETICAL 5% RETURN
Trust Class ........................  $1,000.00  $1,021.42   0.75%       $ 3.82
Class A ............................   1,000.00   1,020.16   1.00%         5.09
Class C ............................   1,000.00   1,016.38   1.75%         8.89
--------------------------------------------------------------------------------
VALUE FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Trust Class ........................  $1,000.00  $1,110.90   1.07%       $ 5.69
Class A ............................   1,000.00   1,109.10   1.32%         7.02
Class C ............................   1,000.00   1,105.60   2.07%        10.99

HYPOTHETICAL 5% RETURN
Trust Class ........................  $1,000.00  $1,019.81   1.07%       $ 5.45
Class A ............................   1,000.00   1,018.55   1.32%         6.72
Class C ............................   1,000.00   1,014.77   2.07%        10.51
--------------------------------------------------------------------------------
GROWTH FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Trust Class ........................  $1,000.00  $1,124.60   1.10%       $ 5.89
Class A ............................   1,000.00   1,123.30   1.35%         7.23
Class C ............................   1,000.00   1,119.20   2.10%        11.22

HYPOTHETICAL 5% RETURN
Trust Class ........................  $1,000.00  $1,019.66   1.10%       $ 5.60
Class A ............................   1,000.00   1,018.40   1.35%         6.87
Class C ............................   1,000.00   1,014.62   2.10%        10.66
--------------------------------------------------------------------------------
BURKENROAD FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A ............................  $1,000.00  $1,111.40   1.40%       $ 7.45
Class D ............................   1,000.00   1,110.60   1.65%         8.78

HYPOTHETICAL 5% RETURN
Class A ............................  $1,000.00  $1,018.15   1.40%       $ 7.12
Class D ............................   1,000.00   1,016.89   1.65%         8.39
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                                      ----
                                       25
                                      ----

-----------------------
SCHEDULE OF INVESTMENTS
-----------------------
--------------------------------------------------------------------------------

PRIME MONEY MARKET FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                          FACE AMOUNT    VALUE
DESCRIPTION                                                  (000)       (000)
--------------------------------------------------------------------------------

COMMERCIAL PAPER (A) -- 79.9%
   Automotive -- 5.8%
   American Honda Finance
      5.230%, 03/19/07                                       $1,000     $   993
   Paccar Financial
      5.220%, 04/04/07                                        1,046       1,037
--------------------------------------------------------------------------------
   TOTAL AUTOMOTIVE                                                       2,030
--------------------------------------------------------------------------------

   Banks -- 16.9%
   DnB NOR Bank
      5.250%, 03/26/07                                        1,000         992
   HBOS Treasury Services
      5.250%, 02/12/07                                          925         924
   Norddeutsche Landesbanken NY
      5.250%, 02/05/07                                        1,000       1,000
   Skandinav Enskida Bank 144A
      5.250%, 02/21/07                                        1,000         997
   Spintab AB
      5.250%, 02/28/07                                          985         981
   Swedbank
      5.240%, 02/12/07                                        1,000         998
--------------------------------------------------------------------------------
   TOTAL BANKS                                                            5,892
--------------------------------------------------------------------------------

   Building & Construction -- 2.9%
   Britannia Building Society
      5.250%, 02/13/07                                        1,000         998
--------------------------------------------------------------------------------
   TOTAL BUILDING & CONSTRUCTION                                            998
--------------------------------------------------------------------------------

   Electrical Utilities -- 5.7%
   Florida Power & Light
      5.230%, 02/14/07                                        1,000         998
   Natural Rural Utilities
      5.250%, 02/15/07                                        1,000         998
--------------------------------------------------------------------------------
   TOTAL ELECTRICAL UTILITIES                                             1,996
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                          FACE AMOUNT    VALUE
DESCRIPTION                                                  (000)       (000)
--------------------------------------------------------------------------------

   Financial Services -- 42.9%
   Amstel Finance Funding 144A
      5.260%, 03/15/07                                       $1,000     $   994
   Atlantis One Funding 144A
      5.250%, 02/14/07                                        1,000         998
   Danske
      5.245%, 02/13/07                                        1,000         998
   Falcon Asset Securitization LLC
      5.260%, 03/02/07                                        1,000         996
   Giro Funding 144A
      5.270%, 02/16/07                                        1,000         998
   Golden Funding 144A
      5.260%, 03/01/07                                        1,000         996
   Hitachi America Capital 144A
      5.280%, 02/26/07                                        1,000         996
   Park Avenue Receivables
      5.260%, 02/27/07                                        1,000         996
   Rabobank USA Finance
      5.240%, 02/22/07                                        1,000         997
   Southern Funding 144A
      5.245%, 02/26/07                                        1,000         996
   Triple A One Funding 144A
      5.260%, 02/20/07                                        1,000         997
   Tulip Funding 144A
      5.285%, 02/15/07                                        1,000         998
   UBS Finance Delaware LLC
      5.230%, 02/26/07                                        1,000         997
   Whistle Jacket Capital Ltd.
      5.270%, 02/23/07                                        1,000         997
   White Pine Finance LLC
      5.255%, 03/21/07                                        1,000         993
--------------------------------------------------------------------------------
   TOTAL FINANCIAL SERVICES                                              14,947
--------------------------------------------------------------------------------

   Insurance -- 5.7%
   Irish Life And Permanent PLC 144A
      5.255%, 02/21/07                                        1,000         997
   Prudential PLC 144A
      5.230%, 02/23/07                                        1,000         997
--------------------------------------------------------------------------------
   TOTAL INSURANCE                                                        1,994
--------------------------------------------------------------------------------
   TOTAL COMMERCIAL PAPER (COST $27,857)                                 27,857
--------------------------------------------------------------------------------


                                      ----
                                       26
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                                JANUARY 31, 2007
--------------------------------------------------------------------------------

PRIME MONEY MARKET FUND (CONCLUDED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                          FACE AMOUNT    VALUE
DESCRIPTION                                                  (000)       (000)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (B) -- 20.6%
   Merrill Lynch,
      5.180%, dated 01/31/07, to be repurchased on
      02/01/07, repurchase price $7,187,308
      (collateralized by various U.S. Treasury Notes,
      ranging in par value $700,000- $4,425,000,
      0.000%-4.250%, 02/16/07-11/15/13; with a total
      market value $7,330,495)                               $7,186     $ 7,186
--------------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENT (COST $7,186)                               7,186
--------------------------------------------------------------------------------
   TOTAL INVESTMENTS -- 100.5% (COST $35,043)                           $35,043
--------------------------------------------------------------------------------

Percentages are based on Net Assets of $34,884 (000s).

(A) The rate reported is the effective yield at time of purchase.

(B) Tri-party Repurchase Agreement

LLC -- Limited Liability Company

Ltd. -- Limited

NY -- New York

PLC -- Public Liability Company

144A -- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On January 31, 2007, the value of these securities amounted to $10,964 (000s), representing 31.43% of the net assets of the Fund.

The accompanying notes are an integral part of the financial statements.


                                      ----
                                       27
                                      ----

-----------------------
SCHEDULE OF INVESTMENTS
-----------------------
--------------------------------------------------------------------------------

TREASURY SECURITIES MONEY MARKET FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                          FACE AMOUNT    VALUE
DESCRIPTION                                                  (000)       (000)
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS (A) -- 54.5%
   U.S. Treasury Bills
      4.000%, 02/01/07                                     $150,000    $150,000
      5.020%, 02/08/07                                       40,000      39,961
      4.920%, 03/08/07                                       50,000      49,764
      4.923%, 03/15/07                                       45,000      44,743
      4.919%, 04/05/07                                       40,000      39,661
--------------------------------------------------------------------------------
   TOTAL U.S. TREASURY OBLIGATIONS (COST $324,129)                      324,129
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS (B) -- 45.9%
   ABN Amro,
      5.200%, dated 01/31/07, to be repurchased on
      02/01/07, repurchase price $136,907,353
      (collateralized by various U.S Treasury Notes
      and Bonds, ranging in par value
      $16,322,000-$62,000,000, 5.125%-9.000%,
      06/30/08- 02/15/21; with a total market value
      $139,626,389)                                         136,888     136,888
   JP Morgan,
      5.200%, dated 01/31/07 , to be repurchased on
      02/01/07, repurchase price $136,019,644
      (collateralized by various U.S Treasury Notes,
      ranging in par value $30,149,000- $113,365,000,
      3.625%-3.875%, 06/15/10-02/15/13; with a total
      market value $138,724,450)                            136,000     136,000
--------------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENTS (COST $272,888)                          272,888
--------------------------------------------------------------------------------
   TOTAL INVESTMENTS -- 100.4% (COST $597,017)                         $597,017
--------------------------------------------------------------------------------

Percentages are based on Net Assets of $594,792 (000s).

(A) The rate reported is the effective yield at time of purchase.

(B) Tri-party Repurchase Agreements

The accompanying notes are an integral part of the financial statements.


                                      ----
                                       28
                                      ----

-----------------------
SCHEDULE OF INVESTMENTS                          [GRAPHIC OF LIGHTHOUSE OMITTED]
-----------------------                                         JANUARY 31, 2007
--------------------------------------------------------------------------------

STRATEGIC INCOME BOND FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                          FACE AMOUNT    VALUE
DESCRIPTION                                                  (000)       (000)
--------------------------------------------------------------------------------

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 28.8%
   FHLMC
      7.000%, 12/01/14                                       $    9     $    10
      7.000%, 04/01/15                                           11          11
      5.500%, 08/01/21                                        1,460       1,452
      5.500%, 10/01/36                                        1,494       1,471
      5.000%, 01/01/13                                        1,379       1,365
      5.000%, 10/01/16                                          525         515
   FHLMC, Ser 2595, Cl AJ
      3.500%, 02/15/14                                          122         121
   FNMA
      7.500%, 04/01/15                                           --          --
      7.500%, 12/01/30                                           33          34
      7.000%, 07/01/07                                            7           7
      7.000%, 12/01/09                                            8           8
      6.500%, 01/01/32                                          250         255
      6.000%, 08/01/35                                        2,083       2,091
      6.000%, 05/01/36                                        1,403       1,408
      6.000%, 07/01/36                                        1,433       1,438
      5.500%, 06/01/25                                        2,302       2,278
      5.500%, 10/01/34                                          719         709
      5.500%, 01/01/36                                        1,430       1,407
      5.500%, 02/01/36                                        2,382       2,343
      5.500%, 04/01/36                                        1,434       1,410
      5.000%, 10/01/18                                          449         440
      5.000%, 12/01/18                                          566         555
      4.500%, 07/01/18                                        1,163       1,118
      4.000%, 09/01/10                                        1,007         974
   GNMA
      7.500%, 08/15/12                                           15          15
      7.500%, 09/15/13                                           13          13
      7.500%, 12/20/29                                            4           4
      6.500%, 06/15/08                                            1           1
      6.500%, 10/15/08                                           --          --
      6.500%, 09/15/13                                           38          39
      6.500%, 04/15/14                                           13          14
      6.500%, 03/15/31                                           44          45
      6.500%, 07/15/31                                          415         426
      6.000%, 05/15/28                                            5           5
      6.000%, 02/15/29                                           98         100
      6.000%, 09/15/34                                          762         770
      6.000%, 11/15/34                                          303         306
      6.000%, 12/15/34                                          340         344
      5.500%, 01/15/36                                        1,901       1,882

--------------------------------------------------------------------------------
                                                          FACE AMOUNT    VALUE
DESCRIPTION                                                  (000)       (000)
--------------------------------------------------------------------------------

   GNMA -- (continued)
      5.500%, 04/15/36                                       $1,438     $ 1,423
      5.000%, 09/15/17                                          380         374
      5.000%, 12/15/17                                          493         485
      5.000%, 10/15/18                                           43          42
      5.000%, 11/15/18                                           42          41
      5.000%, 01/15/19                                          872         857
      5.000%, 03/15/33                                           68          65
      5.000%, 04/15/33                                           27          26
      5.000%, 06/15/33                                           81          78
      4.500%, 02/15/20                                        1,461       1,408
--------------------------------------------------------------------------------
   TOTAL U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS (COST $30,499)      30,183
--------------------------------------------------------------------------------

CORPORATE BONDS -- 24.6%
   Aerospace & Defense -- 0.9%
   General Dynamics
      4.500%, 08/15/10                                        1,000         977
--------------------------------------------------------------------------------
   TOTAL AEROSPACE & DEFENSE                                                977
--------------------------------------------------------------------------------

   Agriculture -- 1.8%
   Cargill 144A
      4.375%, 06/01/13                                        2,000       1,874
--------------------------------------------------------------------------------
   TOTAL AGRICULTURE                                                      1,874
--------------------------------------------------------------------------------

   Automotive -- 1.2%
   General Motors
      6.125%, 08/28/07                                        1,250       1,250
--------------------------------------------------------------------------------
   TOTAL AUTOMOTIVE                                                       1,250
--------------------------------------------------------------------------------

   Banks -- 0.9%
   Citigroup
      5.300%, 01/07/16                                        1,000         989
--------------------------------------------------------------------------------
   TOTAL BANKS                                                              989
--------------------------------------------------------------------------------

   Chemicals -- 1.9%
   Dow Chemical
      6.000%, 10/01/12                                        1,000       1,024
   E.I. Du Pont de Nemours
      4.125%, 04/30/10                                        1,000         967
--------------------------------------------------------------------------------
   TOTAL CHEMICALS                                                        1,991
--------------------------------------------------------------------------------


                                      ----
                                       29
                                      ----

-----------------------
SCHEDULE OF INVESTMENTS
-----------------------
--------------------------------------------------------------------------------

STRATEGIC INCOME BOND FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        FACE AMOUNT     VALUE
DESCRIPTION                                                (000)        (000)
--------------------------------------------------------------------------------
   Electrical Services & Equipment -- 3.0%
   Central Power & Light, MBIA Insured
      7.125%, 02/01/08                                       $1,000    $  1,016
   Pacificorp
      6.900%, 11/15/11                                          793         840
   PSEG Power
      3.750%, 04/01/09                                        1,300       1,255
--------------------------------------------------------------------------------
   TOTAL ELECTRICAL SERVICES & EQUIPMENT                                  3,111
--------------------------------------------------------------------------------

   Financial Services -- 5.7%
   Boeing Capital
      6.500%, 02/15/12                                        1,000       1,051
   Countrywide Home Loans MTN
      4.125%, 09/15/09                                        1,000         970
   First Data
      3.375%, 08/01/08                                          400         388
   Ford Motor Credit
      7.375%, 02/01/11                                          650         642
   General Electric Capital MTN, Ser A
      6.875%, 11/15/10                                          500         526
   Lehman Brothers Holdings
      7.000%, 02/01/08                                        1,000       1,014
   Washington Mutual Bank
      5.125%, 01/15/15                                        1,500       1,444
--------------------------------------------------------------------------------
   TOTAL FINANCIAL SERVICES                                               6,035
--------------------------------------------------------------------------------

   Food, Beverage & Tobacco -- 0.5%
   Campbell Soup
      6.750%, 02/15/11                                          500         524
--------------------------------------------------------------------------------
   TOTAL FOOD, BEVERAGE & TOBACCO                                           524
--------------------------------------------------------------------------------

   Oil Drilling & Refining -- 1.9%
   ENSCO International
      6.750%, 11/15/07                                        1,000       1,010
   Marathon Oil
      5.375%, 06/01/07                                        1,000       1,000
--------------------------------------------------------------------------------
   TOTAL OIL DRILLING & REFINING                                          2,010
--------------------------------------------------------------------------------

   Oil Exploration & Production -- 0.8%
   Anadarko Petroleum
      5.000%, 10/01/12                                          850         817
--------------------------------------------------------------------------------
   TOTAL OIL EXPLORATION & PRODUCTION                                       817
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        FACE AMOUNT     VALUE
DESCRIPTION                                                (000)        (000)
--------------------------------------------------------------------------------

   Printing & Publishing -- 1.0%
   Gannett
      5.750%, 06/01/11                                       $1,000    $  1,004
--------------------------------------------------------------------------------
   TOTAL PRINTING & PUBLISHING                                            1,004
--------------------------------------------------------------------------------

   Retail -- 1.4%
   Target
      5.375%, 06/15/09                                          500         501
   Wal-Mart Stores
      4.000%, 01/15/10                                        1,000         967
--------------------------------------------------------------------------------
   TOTAL RETAIL                                                           1,468
--------------------------------------------------------------------------------

   Telephones & Telecommunication -- 3.1%
   Alltel
      6.500%, 11/01/13                                        1,000       1,018
   AT&T
      5.875%, 08/15/12                                        1,000       1,019
   BellSouth
      6.000%, 10/15/11                                        1,000       1,023
   Verizon Communications
      4.000%, 01/15/08                                          200         198
--------------------------------------------------------------------------------
   TOTAL TELEPHONES & TELECOMMUNICATION                                   3,258
--------------------------------------------------------------------------------

   Utilities -- 0.5%
   Alabama Power, Ser G
      5.375%, 10/01/08                                          500         500
--------------------------------------------------------------------------------
   TOTAL UTILITIES                                                          500
--------------------------------------------------------------------------------
   TOTAL CORPORATE BONDS (COST $26,216)                                  25,808
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 22.2%
   FFCB
      5.540%, 11/07/16                                        1,500       1,543
      4.450%, 06/01/15                                        2,500       2,386
   FHLB
      5.250%, 06/10/11                                        3,000       3,023
      4.750%, 12/09/11                                        1,500       1,480
   FHLB, Ser 598
      4.625%, 11/21/08                                        1,000         991
   FHLB, Ser 7109
      4.000%, 11/13/09                                        2,000       1,945
   FHLMC
      5.250%, 04/18/16                                        1,000       1,008
      4.750%, 01/18/11                                        3,000       2,963
      4.375%, 07/17/15                                        3,000       2,846


                                      ----
                                       30
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                                JANUARY 31, 2007
--------------------------------------------------------------------------------

STRATEGIC INCOME BOND FUND (CONCLUDED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        FACE AMOUNT     VALUE
DESCRIPTION                                            (000)/SHARES     (000)
--------------------------------------------------------------------------------

   FNMA
      6.250%, 05/15/29                                       $1,000    $  1,118
      5.500%, 03/15/11                                        1,500       1,521
      5.250%, 08/01/12                                        1,000         998
      5.000%, 09/18/09 (B)                                    1,500       1,496
--------------------------------------------------------------------------------
   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $23,571)               23,318
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS -- 15.3%
   U.S. Treasury Bonds
      5.375%, 02/15/31                                        2,740       2,891
      4.500%, 02/15/16                                        2,100       2,051
   U.S. Treasury Notes
      4.250%, 08/15/14                                        4,000       3,856
      4.250%, 11/15/14                                        4,500       4,334
      3.500%, 12/15/09                                        3,000       2,892
--------------------------------------------------------------------------------
   TOTAL U.S. TREASURY OBLIGATIONS (COST $16,427)                        16,024
--------------------------------------------------------------------------------

CASH EQUIVALENTS (A) -- 8.1%
      Federated Prime Cash Obligations Fund,
         Institutional Class, 5.210%                      4,197,879       4,198
      SEI Daily Income Trust Prime Obligations Fund,
         Cl A, 5.340%                                     4,308,670       4,309
--------------------------------------------------------------------------------
   TOTAL CASH EQUIVALENTS (COST $8,507)                                   8,507
--------------------------------------------------------------------------------
   TOTAL INVESTMENTS -- 99.0% (COST $105,220)                          $103,840
--------------------------------------------------------------------------------

Percentages are based on Net Assets of $104,924 (000s).

(A) Rate shown is the 7-day effective yield as of January 31, 2007.

(B) Step Bond -- The rate reflected on the Schedule of Investments is the effective yield on January 31, 2007. The coupon on a step bond changes on a specified date.

Cl -- Class

FFCB -- Federal Farm Credit Bank

FHLB -- Federal Home Loan Bank

FHLMC -- Federal Home Loan Mortgage Corporation

FNMA -- Federal National Mortgage Association

GNMA -- Government National Mortgage Association

MBIA -- Municipal Bond Investors Assurance

MTN -- Medium Term Note

Ser -- Series

144A -- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On January 31, 2007, the value of these securities amounted to $1,874 (000s), representing 1.79% of the net assets of the Fund.

The accompanying notes are an integral part of the financial statements.


                                      ----
                                       31
                                      ----

-----------------------
SCHEDULE OF INVESTMENTS
-----------------------
--------------------------------------------------------------------------------

VALUE FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        VALUE
DESCRIPTION                                                 SHARES      (000)
--------------------------------------------------------------------------------

COMMON STOCK -- 98.6%
   Aerospace & Defense -- 4.1%
      Lockheed Martin                                        20,000    $  1,944
      Raytheon                                               36,000       1,868
      Rockwell Collins                                       26,000       1,774
--------------------------------------------------------------------------------
   TOTAL AEROSPACE & DEFENSE                                              5,586
--------------------------------------------------------------------------------

   Agriculture -- 1.6%
      Monsanto                                               40,000       2,204
--------------------------------------------------------------------------------
   TOTAL AGRICULTURE                                                      2,204
--------------------------------------------------------------------------------

   Automotive -- 4.5%
      General Motors                                         64,000       2,102
      Johnson Controls                                       23,000       2,126
      Paccar                                                 30,000       2,006
--------------------------------------------------------------------------------
   TOTAL AUTOMOTIVE                                                       6,234
--------------------------------------------------------------------------------

   Banks -- 9.1%
      Bank of America                                        36,000       1,893
      Indymac Bancorp                                        38,000       1,478
      JPMorgan Chase                                         39,000       1,986
      Mellon Financial                                       44,000       1,880
      PNC Financial Services Group                           22,000       1,623
      State Street                                           26,000       1,847
      US Bancorp                                             48,000       1,709
--------------------------------------------------------------------------------
   TOTAL BANKS                                                           12,416
--------------------------------------------------------------------------------

   Chemicals -- 4.9%
      Albemarle                                              30,000       2,339
      Eastman Chemical                                       36,000       2,108
      Rohm & Haas                                            43,000       2,239
--------------------------------------------------------------------------------
   TOTAL CHEMICALS                                                        6,686
--------------------------------------------------------------------------------

   Containers & Packaging -- 1.4%
      Pactiv*                                                61,000       1,979
--------------------------------------------------------------------------------
   TOTAL CONTAINERS & PACKAGING                                           1,979
--------------------------------------------------------------------------------

   Drugs -- 2.8%
      Merck                                                  48,000       2,148
      Wyeth                                                  34,000       1,680
--------------------------------------------------------------------------------
   TOTAL DRUGS                                                            3,828
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        VALUE
DESCRIPTION                                                 SHARES      (000)
--------------------------------------------------------------------------------

   Electrical Utilities -- 8.7%
      Allegheny Energy*                                      45,000    $  2,093
      FirstEnergy                                            35,000       2,077
      FPL Group                                              36,000       2,039
      MDU Resources Group                                    61,500       1,590
      PPL                                                    65,000       2,314
      TXU                                                    34,000       1,839
--------------------------------------------------------------------------------
   TOTAL ELECTRICAL UTILITIES                                            11,952
--------------------------------------------------------------------------------

   Environmental Services -- 1.4%
      Waste Management                                       50,000       1,899
--------------------------------------------------------------------------------
   TOTAL ENVIRONMENTAL SERVICES                                           1,899
--------------------------------------------------------------------------------

   Financial Services -- 8.4%
      Bear Stearns                                           10,000       1,649
      Citigroup                                              34,000       1,874
      Goldman Sachs Group                                    10,000       2,122
      Lehman Brothers Holdings                               22,000       1,809
      Merrill Lynch                                          22,000       2,058
      Morgan Stanley                                         25,000       2,070
--------------------------------------------------------------------------------
   TOTAL FINANCIAL SERVICES                                              11,582
--------------------------------------------------------------------------------

   Food, Beverage & Tobacco -- 7.1%
      Campbell Soup                                          50,000       1,924
      ConAgra Foods                                          71,000       1,825
      General Mills                                          34,000       1,946
      Molson Coors Brewing, Cl B                             25,000       2,020
      Reynolds American                                      32,000       2,064
--------------------------------------------------------------------------------
   TOTAL FOOD, BEVERAGE & TOBACCO                                         9,779
--------------------------------------------------------------------------------

   Gas & Natural Gas -- 2.8%
      Oneok                                                  50,000       2,146
      Questar                                                21,000       1,705
--------------------------------------------------------------------------------
   TOTAL GAS & NATURAL GAS                                                3,851
--------------------------------------------------------------------------------

   Household Products -- 2.9%
      Newell Rubbermaid                                      64,000       1,890
      Whirlpool                                              23,000       2,103
--------------------------------------------------------------------------------
   TOTAL HOUSEHOLD PRODUCTS                                               3,993
--------------------------------------------------------------------------------


                                      ----
                                       32
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                                JANUARY 31, 2007
--------------------------------------------------------------------------------

VALUE FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        VALUE
DESCRIPTION                                                 SHARES      (000)
--------------------------------------------------------------------------------

   Industrials -- 5.3%
      Cummins                                                16,000    $  2,153
      Emerson Electric                                       38,000       1,709
      Nucor                                                  52,000       3,356
--------------------------------------------------------------------------------
   TOTAL INDUSTRIALS                                                      7,218
--------------------------------------------------------------------------------

   Insurance -- 7.9%
      ACE Ltd.                                               31,000       1,791
      Chubb                                                  30,000       1,561
      Hartford Financial Services Group                      18,000       1,709
      Lincoln National                                       28,000       1,880
      Metlife                                                30,000       1,864
      Safeco                                                 31,000       1,984
--------------------------------------------------------------------------------
   TOTAL INSURANCE                                                       10,789
--------------------------------------------------------------------------------

   Metals & Mining -- 5.7%
      Alcoa                                                  75,000       2,423
      Allegheny Technologies                                 25,000       2,587
      Precision Castparts                                    32,000       2,844
--------------------------------------------------------------------------------
   TOTAL METALS & MINING                                                  7,854
--------------------------------------------------------------------------------

   Miscellaneous Business Services -- 2.8%
      Manpower                                               29,000       2,115
      MoneyGram International                                56,000       1,679
--------------------------------------------------------------------------------
   TOTAL MISCELLANEOUS BUSINESS SERVICES                                  3,794
--------------------------------------------------------------------------------

   Petroleum & Fuel Products -- 1.3%
      Occidental Petroleum                                   38,000       1,762
--------------------------------------------------------------------------------
   TOTAL PETROLEUM & FUEL PRODUCTS                                        1,762
--------------------------------------------------------------------------------

   Petroleum Refining -- 5.1%
      ConocoPhillips                                         42,035       2,792
      Exxon Mobil                                            27,000       2,001
      Marathon Oil                                           25,000       2,258
--------------------------------------------------------------------------------
   TOTAL PETROLEUM REFINING                                               7,051
--------------------------------------------------------------------------------

   Retail -- 6.3%
      JC Penney                                              28,000       2,274
      McDonald's                                             45,000       1,996
      Nordstrom                                              45,000       2,507
      Office Depot*                                          49,000       1,832
--------------------------------------------------------------------------------
   TOTAL RETAIL                                                           8,609
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        VALUE
DESCRIPTION                                                 SHARES      (000)
--------------------------------------------------------------------------------

   Telephones & Telecommunication -- 1.7%
      AT&T                                                   60,000    $  2,258
--------------------------------------------------------------------------------
   TOTAL TELEPHONES & TELECOMMUNICATION                                   2,258
--------------------------------------------------------------------------------

   Transportation Services -- 1.2%
      FedEx                                                  15,000       1,656
--------------------------------------------------------------------------------
   TOTAL TRANSPORTATION SERVICES                                          1,656
--------------------------------------------------------------------------------

   Wholesale -- 1.6%
      AmerisourceBergen                                      41,000       2,148
--------------------------------------------------------------------------------
   TOTAL WHOLESALE                                                        2,148
--------------------------------------------------------------------------------
   TOTAL COMMON STOCK (COST $102,520)                                   135,128
--------------------------------------------------------------------------------

CASH EQUIVALENT (A) -- 1.2%
      SEI Daily Income Trust Prime Obligations Fund,
         Cl A, 5.340%                                     1,691,920       1,692
--------------------------------------------------------------------------------
   TOTAL CASH EQUIVALENT (COST $1,692)                                    1,692
--------------------------------------------------------------------------------
   TOTAL INVESTMENTS -- 99.8% (COST $104,212)                          $136,820
--------------------------------------------------------------------------------

Percentages are based on Net Assets of $137,135 (000s).

* Non-income producing security.

(A) Rate shown is the 7-day effective yield as of January 31, 2007.

Cl -- Class

Ltd. -- Limited

The accompanying notes are an integral part of the financial statements.


                                      ----
                                       33
                                      ----

-----------------------
SCHEDULE OF INVESTMENTS
-----------------------
--------------------------------------------------------------------------------

GROWTH FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        VALUE
DESCRIPTION                                                 SHARES      (000)
--------------------------------------------------------------------------------

COMMON STOCK -- 99.1%
   Aerospace & Defense -- 1.6%
      United Technologies                                    20,000     $ 1,360
--------------------------------------------------------------------------------
   TOTAL AEROSPACE & DEFENSE                                              1,360
--------------------------------------------------------------------------------

   Automotive -- 2.9%
      Copart*                                                42,000       1,237
      Harsco                                                 15,000       1,288
--------------------------------------------------------------------------------
   TOTAL AUTOMOTIVE                                                       2,525
--------------------------------------------------------------------------------

   Broadcasting, Newspapers and Advertising -- 1.4%
      DIRECTV Group*                                         50,000       1,219
--------------------------------------------------------------------------------
   TOTAL BROADCASTING, NEWSPAPERS AND ADVERTISING                         1,219
--------------------------------------------------------------------------------

   Computer Software -- 1.5%
      Transaction Systems Architects*                        37,000       1,338
--------------------------------------------------------------------------------
   TOTAL COMPUTER SOFTWARE                                                1,338
--------------------------------------------------------------------------------

   Computers & Services -- 11.3%
      Alliance Data Systems*                                 23,000       1,562
      Cisco Systems*                                         60,000       1,596
      Fiserv*                                                25,000       1,314
      Hewlett-Packard                                        35,000       1,515
      International Business Machines                        14,000       1,388
      Lexmark International, Cl A*                           21,000       1,324
      Western Digital*                                       60,000       1,176
--------------------------------------------------------------------------------
   TOTAL COMPUTERS & SERVICES                                             9,875
--------------------------------------------------------------------------------

   Consumer Products -- 1.5%
      Nike, Cl B                                             13,000       1,284
--------------------------------------------------------------------------------
   TOTAL CONSUMER PRODUCTS                                                1,284
--------------------------------------------------------------------------------

   Drugs -- 2.9%
      King Pharmaceuticals*                                  65,000       1,161
      Schering-Plough                                        56,000       1,400
--------------------------------------------------------------------------------
   TOTAL DRUGS                                                            2,561
--------------------------------------------------------------------------------

   Electronic Components & Equipment -- 4.8%
      Amphenol, Cl A                                         21,000       1,422
      Arrow Electronics*                                     37,000       1,304
      Avnet*                                                 46,000       1,429
--------------------------------------------------------------------------------
   TOTAL ELECTRONIC COMPONENTS & EQUIPMENT                                4,155
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        VALUE
DESCRIPTION                                                 SHARES      (000)
--------------------------------------------------------------------------------

   Engineering Services -- 1.6%
      Jacobs Engineering Group*                              15,000     $ 1,358
--------------------------------------------------------------------------------
   TOTAL ENGINEERING SERVICES                                             1,358
--------------------------------------------------------------------------------

   Entertainment -- 1.6%
      Walt Disney                                            40,000       1,407
--------------------------------------------------------------------------------
   TOTAL ENTERTAINMENT                                                    1,407
--------------------------------------------------------------------------------

   Financial Services -- 5.2%
      AG Edwards                                             22,000       1,456
      Franklin Resources                                     15,000       1,787
      Moody's                                                18,000       1,288
--------------------------------------------------------------------------------
   TOTAL FINANCIAL SERVICES                                               4,531
--------------------------------------------------------------------------------

   Food, Beverage & Tobacco -- 3.1%
      Hormel Foods                                           35,000       1,327
      Supervalu                                              36,000       1,367
--------------------------------------------------------------------------------
   TOTAL FOOD, BEVERAGE & TOBACCO                                         2,694
--------------------------------------------------------------------------------

   Insurance -- 2.0%
      Prudential Financial                                   20,000       1,783
--------------------------------------------------------------------------------
   TOTAL INSURANCE                                                        1,783
--------------------------------------------------------------------------------

   Machinery -- 2.8%
      Kennametal                                             19,000       1,174
      Lincoln Electric Holdings                              21,000       1,276
--------------------------------------------------------------------------------
   TOTAL MACHINERY                                                        2,450
--------------------------------------------------------------------------------

   Manufacturing -- 1.4%
      Roper Industries                                       24,000       1,246
--------------------------------------------------------------------------------
   TOTAL MANUFACTURING                                                    1,246
--------------------------------------------------------------------------------

   Medical Products & Services -- 11.9%
      Amgen*                                                 16,000       1,126
      Baxter International                                   26,000       1,291
      Becton Dickinson                                       19,000       1,462
      Forest Laboratories*                                   24,000       1,347
      IMS Health                                             46,000       1,327
      Laboratory Corp of America Holdings*                   19,000       1,395
      VCA Antech*                                            37,000       1,244
      WellPoint*                                             16,000       1,254
--------------------------------------------------------------------------------
   TOTAL MEDICAL PRODUCTS & SERVICES                                     10,446
--------------------------------------------------------------------------------


                                      ----
                                       34
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                                JANUARY 31, 2007
--------------------------------------------------------------------------------

GROWTH FUND (CONCLUDED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        VALUE
DESCRIPTION                                                 SHARES      (000)
--------------------------------------------------------------------------------

   Oil Drilling & Refining -- 2.7%
      Schlumberger Ltd.                                      20,000     $ 1,270
      Weatherford International Ltd.*                        28,000       1,130
--------------------------------------------------------------------------------
   TOTAL OIL DRILLING & REFINING                                          2,400
--------------------------------------------------------------------------------

   Petroleum & Fuel Products -- 1.8%
      XTO Energy                                             31,000       1,565
--------------------------------------------------------------------------------
   TOTAL PETROLEUM & FUEL PRODUCTS                                        1,565
--------------------------------------------------------------------------------

   Petroleum Refining -- 2.8%
      Chevron                                                15,000       1,093
      Valero Energy                                          25,000       1,357
--------------------------------------------------------------------------------
   TOTAL PETROLEUM REFINING                                               2,450
--------------------------------------------------------------------------------

   Retail -- 20.1%
      Abercrombie & Fitch, Cl A                              17,000       1,352
      American Eagle Outfitters                              46,500       1,506
      Brinker International                                  43,500       1,372
      Darden Restaurants                                     32,000       1,253
      Dick's Sporting Goods*                                 24,000       1,236
      GameStop, Cl A*                                        25,000       1,336
      Kohl's*                                                20,000       1,418
      MSC Industrial Direct, Cl A                            25,000       1,080
      PetSmart                                               42,000       1,283
      Polo Ralph Lauren                                      21,000       1,723
      Safeway                                                46,000       1,657
      Staples                                                45,000       1,157
      TJX                                                    42,000       1,242
--------------------------------------------------------------------------------
   TOTAL RETAIL                                                          17,615
--------------------------------------------------------------------------------

   Semi-Conductors & Instruments -- 8.4%
      Integrated Device Technology*                          83,000       1,256
      Lam Research*                                          27,000       1,237
      MEMC Electronic Materials*                             35,000       1,834
      Novellus Systems*                                      47,000       1,449
      Nvidia*                                                50,000       1,532
--------------------------------------------------------------------------------
   TOTAL SEMI-CONDUCTORS & INSTRUMENTS                                    7,308
--------------------------------------------------------------------------------

   Telephones & Telecommunication -- 3.0%
      Harris                                                 27,000       1,372
      Qwest Communications International*                   150,000       1,223
--------------------------------------------------------------------------------
   TOTAL TELEPHONES & TELECOMMUNICATION                                   2,595
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        VALUE
DESCRIPTION                                                 SHARES      (000)
--------------------------------------------------------------------------------

   Transportation Services -- 2.8%
      Burlington Northern Santa Fe                           15,000     $ 1,206
      Trinity Industries                                     33,000       1,262
--------------------------------------------------------------------------------
   TOTAL TRANSPORTATION SERVICES                                          2,468
--------------------------------------------------------------------------------
   TOTAL COMMON STOCK (COST $71,418)                                     86,633
--------------------------------------------------------------------------------

   CASH EQUIVALENT (A) -- 0.9%
      SEI Daily Income Trust Prime Obligations Fund,
         Cl A, 5.340%                                       823,603         824
--------------------------------------------------------------------------------
   TOTAL CASH EQUIVALENT (COST $824)                                        824
--------------------------------------------------------------------------------
   TOTAL INVESTMENTS -- 100.0% (COST $72,242)                           $87,457
--------------------------------------------------------------------------------

Percentages are based on Net Assets of $87,459 (000s).

* Non-income producing security.

(A) Rate shown is the 7-day effective yield as of January 31, 2007.

Cl -- Class

Ltd. -- Limited

The accompanying notes are an integral part of the financial statements.


                                      ----
                                       35
                                      ----

-----------------------
SCHEDULE OF INVESTMENTS
-----------------------
--------------------------------------------------------------------------------

BURKENROAD FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         VALUE
DESCRIPTION                                                  SHARES      (000)
--------------------------------------------------------------------------------

COMMON STOCKS -- 99.8%
   Aerospace & Defense -- 1.6%
      Armor Holdings*                                         7,000     $   423
--------------------------------------------------------------------------------
   TOTAL AEROSPACE & DEFENSE                                                423
--------------------------------------------------------------------------------

   Automotive -- 1.6%
      Group 1 Automotive                                      8,000         424
--------------------------------------------------------------------------------
   TOTAL AUTOMOTIVE                                                         424
--------------------------------------------------------------------------------

   Banks -- 6.1%
      Alabama National Bancorporation                         8,000         562
      IBERIABANK                                              9,000         519
      Midsouth Bancorp                                       10,587         306
      Teche Holding                                           4,000         202
--------------------------------------------------------------------------------
   TOTAL BANKS                                                            1,589
--------------------------------------------------------------------------------

   Building & Construction -- 4.0%
      Lennox International                                   16,000         486
      NCI Building Systems*                                  10,000         569
--------------------------------------------------------------------------------
   TOTAL BUILDING & CONSTRUCTION                                          1,055
--------------------------------------------------------------------------------

   Commercial Services -- 2.5%
      Team*                                                  19,000         649
--------------------------------------------------------------------------------
   TOTAL COMMERCIAL SERVICES                                                649
--------------------------------------------------------------------------------

   Correctional Institutions -- 3.8%
      Geo Group*                                             22,500         986
--------------------------------------------------------------------------------
   TOTAL CORRECTIONAL INSTITUTIONS                                          986
--------------------------------------------------------------------------------

   Drugs -- 2.7%
      Sciele Pharma*                                         30,000         712
--------------------------------------------------------------------------------
   TOTAL DRUGS                                                              712
--------------------------------------------------------------------------------

   Engineering Services -- 1.8%
      Shaw Group*                                            14,000         473
--------------------------------------------------------------------------------
   TOTAL ENGINEERING SERVICES                                               473
--------------------------------------------------------------------------------

   Financial Services -- 3.9%
      First Cash Financial Services*                         25,000         587
      SWS Group                                              16,500         416
--------------------------------------------------------------------------------
   TOTAL FINANCIAL SERVICES                                               1,003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         VALUE
DESCRIPTION                                                  SHARES      (000)
--------------------------------------------------------------------------------

   Food, Beverage & Tobacco -- 2.8%
      National Beverage*                                     30,000     $   425
      Sanderson Farms                                        10,000         316
--------------------------------------------------------------------------------
   TOTAL FOOD, BEVERAGE & TOBACCO                                           741
--------------------------------------------------------------------------------

   Forestry -- 1.4%
      Deltic Timber                                           7,000         375
--------------------------------------------------------------------------------
   TOTAL FORESTRY                                                           375
--------------------------------------------------------------------------------

   Gas & Natural Gas -- 2.1%
      EnergySouth                                            14,000         539
--------------------------------------------------------------------------------
   TOTAL GAS & NATURAL GAS                                                  539
--------------------------------------------------------------------------------

   Insurance -- 2.0%
      Infinity Property & Casualty                           11,000         526
--------------------------------------------------------------------------------
   TOTAL INSURANCE                                                          526
--------------------------------------------------------------------------------

   Leasing & Renting -- 4.3%
      Aaron Rents                                            21,000         620
      Rent-A-Center*                                         17,000         501
--------------------------------------------------------------------------------
   TOTAL LEASING & RENTING                                                1,121
--------------------------------------------------------------------------------

   Manufacturing -- 3.8%
      Acuity Brands                                          10,000         580
      Reddy Ice Holdings                                     16,000         415
--------------------------------------------------------------------------------
   TOTAL MANUFACTURING                                                      995
--------------------------------------------------------------------------------

   Medical Products & Services -- 3.3%
      Immucor*                                               14,000         442
      Pediatrix Medical Group*                                8,000         420
--------------------------------------------------------------------------------
   TOTAL MEDICAL PRODUCTS & SERVICES                                        862
--------------------------------------------------------------------------------

   Metals & Mining -- 7.4%
      Chaparral Steel                                        11,000         564
      Commercial Metals                                      22,000         597
      Encore Wire*                                           13,000         309
      Quanex                                                 12,000         470
--------------------------------------------------------------------------------
   TOTAL METALS & MINING                                                  1,940
--------------------------------------------------------------------------------

   Office Furniture & Fixtures -- 1.6%
      Global Imaging Systems*                                22,000         423
--------------------------------------------------------------------------------
   TOTAL OFFICE FURNITURE & FIXTURES                                        423
--------------------------------------------------------------------------------


                                      ----
                                       36
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                                JANUARY 31, 2007
--------------------------------------------------------------------------------

BURKENROAD FUND (CONCLUDED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         VALUE
DESCRIPTION                                                  SHARES      (000)
--------------------------------------------------------------------------------

   Petroleum & Fuel Products -- 22.3%
      Cabot Oil & Gas                                         8,000     $   519
      Callon Petroleum*                                      25,000         347
      Denbury Resources*                                     14,000         388
      Dril-Quip*                                             10,000         372
      Energy Partners*                                       17,000         368
      Gulf Island Fabrication                                18,000         653
      Hornbeck Offshore Services*                            14,000         385
      Hydril*                                                 6,000         475
      Lone Star Technologies*                                 7,000         339
      NATCO Group, Cl A*                                     12,000         417
      PetroHawk Energy*                                      35,000         404
      Petroquest Energy*                                     42,000         547
      RPC                                                    34,500         614
--------------------------------------------------------------------------------
   TOTAL PETROLEUM & FUEL PRODUCTS                                        5,828
--------------------------------------------------------------------------------

   Real Estate Investment Trust -- 3.6%
      EastGroup Properties                                    8,000         438
      Parkway Properties                                      9,000         494
--------------------------------------------------------------------------------
   TOTAL REAL ESTATE INVESTMENT TRUST                                       932
--------------------------------------------------------------------------------

   Retail -- 9.1%
      CEC Entertainment*                                     10,000         423
      Hibbett Sporting Goods*                                20,000         642
      Pool                                                   11,000         402
      Sonic*                                                 22,000         489
      Stage Stores                                           13,000         417
--------------------------------------------------------------------------------
   TOTAL RETAIL                                                           2,373
--------------------------------------------------------------------------------

   Semi-Conductors & Instruments -- 1.7%
      Benchmark Electronics*                                 20,000         453
--------------------------------------------------------------------------------
   TOTAL SEMI-CONDUCTORS & INSTRUMENTS                                      453
--------------------------------------------------------------------------------

   Services -- 1.5%
      Gevity HR                                              18,000         397
--------------------------------------------------------------------------------
   SERVICES                                                                 397
--------------------------------------------------------------------------------

   Transportation Services -- 3.0%
      Frozen Food Express Industries*                        20,000         169
      Kirby*                                                 17,000         603
--------------------------------------------------------------------------------
   TOTAL TRANSPORTATION SERVICES                                            772
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         VALUE
DESCRIPTION                                                  SHARES      (000)
--------------------------------------------------------------------------------

   Utilities -- 1.9%
      Cleco                                                  19,000     $   485
--------------------------------------------------------------------------------
   TOTAL UTILITIES                                                          485
--------------------------------------------------------------------------------
   TOTAL COMMON STOCKS (COST $19,688)                                    26,076
--------------------------------------------------------------------------------

CASH EQUIVALENTS (A) -- 0.2%
      Federated Prime Cash Obligations Fund,
         Institutional Class, 5.210%                         30,863          31
      SEI Daily Income Trust Prime Obligations Fund,
         Cl A, 5.340%                                        30,523          31
--------------------------------------------------------------------------------
   TOTAL CASH EQUIVALENTS (COST $62)                                         62
--------------------------------------------------------------------------------
   TOTAL INVESTMENTS -- 100.0% (COST $19,750)                           $26,138
--------------------------------------------------------------------------------

Percentages are based on Net Assets of $26,135 (000s).

* Non-income producing security.

(A) Rate shown is the 7-day effective yield as of January 31, 2007.

Cl -- Class

The accompanying notes are an integral part of the financial statements.


                                      ----
                                       37
                                      ----

------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (000)
------------------------------------------
--------------------------------------------------------------------------------


                                                                                      TREASURY
                                                                          PRIME      SECURITIES   STRATEGIC
                                                                      MONEY MARKET  MONEY MARKET   INCOME
                                                                          FUND          FUND      BOND FUND
                                                                      ------------  ------------  ---------
ASSETS:
   Investments in securities at value (Cost $27,857, $324,129 and
     $105,220, respectively)                                            $27,857       $324,129    $103,840
   Repurchase agreements at value (Cost $7,186, $272,888 and $--,
     respectively)                                                        7,186        272,888          --
   Cash                                                                      --             --          53
   Receivable for Advisory reimbursement                                      3             --          --
   Receivable for dividends and interest receivable                           1             40       1,075
   Receivable for capital shares sold                                        --             --          68
   Prepaid expenses                                                           1             --           2
                                                                        -------       --------    --------
      Total Assets                                                       35,048        597,057     105,038
                                                                        -------       --------    --------
LIABILITIES:
   Income distribution payable                                              144          1,747          --
   Payable due to Administrator                                               2             50          10
   Payable due to Transfer Agent                                              2              5           5
   Payable due to Custodian                                                   1             25           5
   Payable due to Investment Advisor                                         --            158          40
   Shareholder servicing fees payable                                        --             73           3
   Payable for distribution fees                                             --             51          --
   Chief Compliance Officer fees payable                                     --              4           1
   Payable for capital shares redeemed                                       --             --          11
   Other accrued expenses                                                    15            152          39
                                                                        -------       --------    --------
      Total Liabilities                                                     164          2,265         114
                                                                        -------       --------    --------
   NET ASSETS                                                           $34,884       $594,792    $104,924
                                                                        =======       ========    ========
NET ASSETS CONSIST OF:
   Paid-in Capital                                                      $34,884       $594,792    $106,472
   Undistributed net investment income                                       --             --          12
   Accumulated net realized loss on investments                              --             --        (180)
   Net unrealized depreciation on investments                                --             --      (1,380)
                                                                        -------       --------    --------
   NET ASSETS                                                           $34,884       $594,792    $104,924
                                                                        =======       ========    ========
Trust Class:
   Net Assets                                                               n/a       $171,440    $ 87,835
   Outstanding Shares of Beneficial Interest (unlimited
     authorization -- no par value)                                         n/a        171,437       5,820
   Net Asset Value, Offering and Redemption Price Per Share                 n/a       $   1.00    $  15.09
                                                                        =======       ========    ========
Institutional Class:
   Net Assets                                                           $34,884            n/a         n/a
   Outstanding Shares of Beneficial Interest (unlimited
     authorization -- no par value)                                      34,884            n/a         n/a
   Net Asset Value, Offering and Redemption Price Per Share             $  1.00            n/a         n/a
                                                                        =======       ========    ========
Institutional Sweep Class:
   Net Assets                                                               n/a       $142,981         n/a
   Outstanding Shares of Beneficial Interest (unlimited
     authorization -- no par value)                                         n/a        142,980         n/a
   Net Asset Value, Offering and Redemption Price Per Share                 n/a       $   1.00         n/a
                                                                        =======       ========    ========
Class A:
   Net Assets                                                               n/a       $280,371    $ 16,977
   Outstanding Shares of Beneficial Interest (unlimited
     authorization -- no par value)                                         n/a        280,376       1,127
   Net Asset Value and Redemption Price Per Share                           n/a       $   1.00    $  15.07
                                                                        =======       ========    ========
   Maximum Offering Price Per Share ($15.07 / 96.00%)                       n/a            n/a    $  15.70
                                                                        =======       ========    ========
Class C:
   Net Assets                                                               n/a            n/a    $    112
   Outstanding Shares of Beneficial Interest (unlimited
     authorization -- no par value)                                         n/a            n/a           7
   Net Asset Value and Offering Price Per Share                             n/a            n/a    $  15.15
                                                                        =======       ========    ========

"n/a" designates that the Fund does not offer this class.
Amounts designated as "--" are $0 or have been rounded to $0.



                                      ----
                                       38
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                          AS OF JANUARY 31, 2007
--------------------------------------------------------------------------------

                                                                      VALUE     GROWTH    BURKENROAD
                                                                       FUND      FUND        FUND
                                                                    --------   --------   ----------
ASSETS:
   Investments in securities at value (Cost $104,212, $72,242 and
     $19,750, respectively)                                         $136,820   $87,457     $26,138
   Cash                                                                   33        --          --
   Receivable for capital shares sold                                    328        89          47
   Receivable for dividends and interest receivable                      146        31           3
   Prepaid expenses                                                       15        17           9
                                                                    --------   -------     -------
      Total Assets                                                   137,342    87,594      26,197
                                                                    --------   -------     -------
LIABILITIES:
   Payable due to Investment Advisor                                      90        60          13
   Payable for capital shares redeemed                                    34        22          22
   Payable due to Administrator                                           13         8           2
   Shareholder servicing fees payable                                     11         7           9
   Payable due to Custodian                                                8         4           1
   Payable due to Transfer Agent                                           5         5           3
   Chief Compliance Officer fees payable                                   1         1          --
   Payable for distribution fees                                           1        --           2
   Other accrued expenses                                                 44        28          10
                                                                    --------   -------     -------
      Total Liabilities                                                  207       135          62
                                                                    --------   -------     -------
   NET ASSETS                                                       $137,135   $87,459     $26,135
                                                                    ========   =======     =======
NET ASSETS CONSIST OF:
   Paid-in Capital                                                  $ 99,709   $71,500     $20,306
   Undistributed net investment income (Accumulated net
      investment loss)                                                    28      (248)        (94)
   Accumulated net realized gain (loss) on investments                 4,790       992        (465)
   Net unrealized appreciation on investments                         32,608    15,215       6,388
                                                                    --------   -------     -------
   NET ASSETS                                                       $137,135   $87,459     $26,135
                                                                    ========   =======     =======
Trust Class:
   Net Assets                                                       $ 80,965   $51,654         n/a
   Outstanding Shares of Beneficial Interest (unlimited
     authorization -- no par value)                                    3,100     2,852         n/a
   Net Asset Value, Offering and Redemption Price Per Share         $  26.12   $ 18.11         n/a
                                                                    ========   =======     =======
Class A:
   Net Assets                                                       $ 55,007   $35,347     $18,987
   Outstanding Shares of Beneficial Interest (unlimited
     authorization -- no par value)                                    2,113     1,982         606
   Net Asset Value and Redemption Price Per Share                   $  26.04   $ 17.83     $ 31.32
                                                                    ========   =======     =======
   Maximum Offering Price Per Share ($26.04, $17.83 and $31.32 /
     94.75%, respectively)                                          $  27.48   $ 18.82     $ 33.06
                                                                    ========   =======     =======
Class C:
   Net Assets                                                       $  1,163   $   458         n/a
   Outstanding Shares of Beneficial Interest (unlimited
     authorization -- no par value)                                       45        27         n/a
   Net Asset Value and Offering Price Per Share                     $  25.60   $ 16.95         n/a
                                                                    ========   =======     =======
Class D:
   Net Assets                                                            n/a       n/a     $ 7,148
   Outstanding Shares of Beneficial Interest (unlimited
     authorization -- no par value)                                      n/a       n/a         230
   Net Asset Value and Offering Price Per Share                          n/a       n/a     $ 31.04
                                                                    ========   =======     =======

"n/a" designates that the Fund does not offer this class.
Amounts designated as "--" are $0 or have been rounded to $0.




    The accompanying notes are an integral part of the financial statements.


                                      ----
                                       39
                                      ----

------------------------------
STATEMENTS OF OPERATIONS (000)                   [GRAPHIC OF LIGHTHOUSE OMITTED]
------------------------------               FOR THE YEAR ENDED JANUARY 31, 2007
--------------------------------------------------------------------------------

                                                              TREASURY
                                                             SECURITIES    STRATEGIC
                                              PRIME MONEY   MONEY MARKET    INCOME       VALUE     GROWTH   BURKENROAD
                                             MARKET FUND*       FUND       BOND FUND      FUND      FUND       FUND
                                             ------------   ------------   ---------   --------   -------   ----------
INVESTMENT INCOME:
   Interest income                              $1,596        $20,683       $4,474     $    --    $   --     $   --
   Dividend income                                  --             --          231       2,453       644        239
                                                ------        -------       ------     -------    ------     ------
   TOTAL INVESTMENT INCOME                       1,596         20,683        4,705       2,453       644        239
                                                ------        -------       ------     -------    ------     ------
EXPENSES:
   Investment advisory fees                         62          1,669          579         936       627        213
   Administration fees                              19            477          110         134        90         26
   Shareholder servicing fees -
      Institutional Sweep Class                    n/a            247          n/a         n/a       n/a        n/a
   Shareholder servicing fees - Class A            n/a            453           36         109        77         39
   Shareholder servicing fees - Class C            n/a            n/a           --           2         1        n/a
   Shareholder servicing fees - Class D            n/a            n/a          n/a         n/a       n/a         17
   12b-1 fees - Class A                            n/a            453           --          --        --         --
   12b-1 fees - Class C                            n/a            n/a            1           7         4        n/a
   12b-1 fees - Class D                            n/a            n/a          n/a         n/a       n/a         17
   Transfer agent fees                              18             57           57          57        57         38
   Custodian fees                                    9            125           29          35        24          7
   Chief Compliance Officer fees                     1             16            4           5         3          1
   Professional fees                                15            182           41          52        34         11
   Printing fees                                     3             41           12          13        10          6
   Registration fees                                 4             18            6          20        11         22
   Trustees' fees                                    2             21            5           6         4          1
   Offering costs                                   19             --           --          --        --         --
   Insurance and other expenses                      1             49           19           3         3          1
                                                ------        -------       ------     -------    ------     ------
   Total Expenses                                  153          3,808          899       1,379       945        399
   Less: Investment advisory fees waived           (62)          (234)        (139)         --        --        (69)
      Reimbursement of expenses
      by Investment Advisors                       (20)            --           --          --        --         --
                                                ------        -------       ------     -------    ------     ------
   TOTAL NET EXPENSES                               71          3,574          760       1,379       945        330
                                                ------        -------       ------     -------    ------     ------
   NET INVESTMENT INCOME (LOSS)                  1,525         17,109        3,945       1,074      (301)       (91)
                                                ------        -------       ------     -------    ------     ------
   Net realized gain (loss) from security
      transactions                                  --             --          (17)     12,422     6,485         86
   Net change in unrealized appreciation
      (depreciation) on investments                 --             --         (103)      3,251    (4,120)     1,683
                                                ------        -------       ------     -------    ------     ------
   NET REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS                                --             --         (120)     15,673     2,365      1,769
                                                ------        -------       ------     -------    ------     ------
   INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS                           $1,525        $17,109       $3,825     $16,747    $2,064     $1,678
                                                ======        =======       ======     =======    ======     ======

* Commenced operations on February 1, 2006.
"n/a" designates that the Fund does not offer this class.
Amounts designated as "--" are either $0 or have been rounded to $0.
    The accompanying notes are an integral part of the financial statements.
                                      ----
                                       40
                                      ----

                       This page intentionally left blank.

-----------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (000)
-----------------------------------------
--------------------------------------------------------------------------------

                                                            PRIME MONEY     TREASURY SECURITIES
                                                            MARKET FUND      MONEY MARKET FUND
                                                           -------------  -----------------------
                                                               2007*         2007         2006
-------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net investment income (loss)                              $  1,525     $  17,109   $   9,005
   Net realized gain (loss) from security transactions             --            --          --
   Net change in unrealized appreciation (depreciation)
      on investments                                               --            --          --
                                                             --------     ---------   ---------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         1,525        17,109       9,005
                                                             --------     ---------   ---------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Trust Class Shares                                          n/a        (6,003)     (3,055)
      Institutional Class Shares                               (1,525)          n/a         n/a
      Institutional Sweep Class Shares                            n/a        (4,030)     (3,285)
      Class A Shares                                              n/a        (7,076)     (2,665)
      Class C Shares                                              n/a           n/a         n/a
   Realized Capital Gains:
      Trust Class Shares                                           --            --          --
      Class A Shares                                              n/a            --          --
      Class C Shares                                              n/a           n/a         n/a
                                                             --------     ---------   ---------
   TOTAL DIVIDENDS AND DISTRIBUTIONS                           (1,525)      (17,109)     (9,005)
                                                             --------     ---------   ---------
CAPITAL SHARE TRANSACTIONS (1):
      Trust Class Shares:
         Shares issued                                            n/a       369,748     308,574
         Shares reinvested                                        n/a           151          63
         Shares redeemed                                          n/a      (337,441)   (335,165)
                                                             --------     ---------   ---------
      TOTAL TRUST CLASS SHARES TRANSACTIONS                       n/a        32,458     (26,528)
                                                             --------     ---------   ---------
      Institutional Class Shares:
         Shares issued                                         67,519           n/a         n/a
         Shares reinvested                                         --           n/a         n/a
         Shares redeemed                                      (32,635)          n/a         n/a
                                                             --------     ---------   ---------
      TOTAL INSTITUTIONAL CLASS SHARES TRANSACTIONS            34,884           n/a         n/a
                                                             --------     ---------   ---------
      Institutional Sweep Class Shares:
         Shares issued                                            n/a       959,590     767,182
         Shares reinvested                                        n/a           245         115
         Shares redeemed                                          n/a      (959,425)   (760,748)
                                                             --------     ---------   ---------
      TOTAL INSTITUTIONAL SWEEP CLASS SHARES TRANSACTIONS         n/a           410       6,549
                                                             --------     ---------   ---------
      Class A Shares:
         Shares issued                                            n/a       612,453     479,482
         Shares reinvested                                        n/a         1,071         508
         Shares redeemed                                          n/a      (477,143)   (448,162)
                                                             --------     ---------   ---------
      TOTAL CLASS A SHARES TRANSACTIONS                           n/a       136,381      31,828
                                                             --------     ---------   ---------
      Class C Shares:
         Shares issued                                            n/a           n/a         n/a
         Shares reinvested                                        n/a           n/a         n/a
         Redemption Fees                                          n/a           n/a         n/a
         Shares redeemed                                          n/a           n/a         n/a
                                                             --------     ---------   ---------
      TOTAL CLASS C SHARES TRANSACTIONS                           n/a           n/a         n/a
                                                             --------     ---------   ---------
      TOTAL INCREASE IN NET ASSETS FROM CAPITAL SHARE
         TRANSACTIONS                                          34,884       169,249      11,849
                                                             --------     ---------   ---------
         TOTAL INCREASE IN NET ASSETS                          34,884       169,249      11,849
                                                             --------     ---------   ---------
NET ASSETS:
   Beginning of year                                               --       425,543     413,694
                                                             --------     ---------   ---------
   End of year                                               $ 34,884     $ 594,792   $ 425,543
                                                             ========     =========   =========
   Undistributed net investment income (Accumulated net
      investment loss/ Distributions in excess of net
      investment income)                                     $     --     $      --   $      --
                                                             ========     =========   =========

   (1) For shares issued, reinvested and redeemed, see note 4 in the Notes to Financial Statements.
   *   Commenced operations on February 1, 2006.
      "n/a" designates that the Fund does not offer this class.
Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.
                                      ----
                                       42
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                 FOR THE YEARS ENDED JANUARY 31,
--------------------------------------------------------------------------------

                                                              STRATEGIC INCOME
                                                                  BOND FUND            VALUE FUND           GROWTH FUND
                                                            -------------------  -------------------   -------------------
                                                              2007        2006     2007       2006      2007       2006
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net investment income (loss)                             $  3,945   $ 2,956   $  1,074   $    971   $  (301)  $  (321)
   Net realized gain (loss) from security transactions           (17)      (27)    12,422      5,150     6,485     7,449
   Net change in unrealized appreciation (depreciation)
      on investments                                            (103)   (2,112)     3,251      8,652    (4,120)    6,089
                                                            --------   -------   --------   --------   -------   -------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        3,825       817     16,747     14,773     2,064    13,217
                                                            --------   -------   --------   --------   -------   -------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Trust Class Shares                                      (3,409)   (2,643)      (697)      (734)       --        --
      Institutional Class Shares                                 n/a       n/a        n/a        n/a       n/a       n/a
      Institutional Sweep Class Shares                           n/a       n/a        n/a        n/a       n/a       n/a
      Class A Shares                                            (558)     (352)      (328)      (252)       --        --
      Class C Shares                                              (4)       (4)        (1)        (2)       --        --
   Realized Capital Gains:
      Trust Class Shares                                          --        --     (4,606)    (4,504)   (5,958)     (405)
      Class A Shares                                              --        --     (3,045)    (2,241)   (4,143)     (240)
      Class C Shares                                              --        --        (68)       (50)      (64)       (5)
                                                            --------   -------   --------   --------   -------   -------
   TOTAL DIVIDENDS AND DISTRIBUTIONS                          (3,971)   (2,999)    (8,745)    (7,783)   10,165)     (650)
                                                            --------   -------   --------   --------   -------   -------
CAPITAL SHARE TRANSACTIONS (1):
      Trust Class Shares:
         Shares issued                                        24,153    20,107     20,377     11,067    14,200     7,348
         Shares reinvested                                       530       222      3,182      2,874     3,939       248
         Shares redeemed                                     (14,063)   (8,926)   (16,237)    (8,282)   (9,082)   (5,557)
                                                            --------   -------   --------   --------   -------   -------
      TOTAL TRUST CLASS SHARES TRANSACTIONS                   10,620    11,403      7,322      5,659     9,057     2,039
                                                            --------   -------   --------   --------   -------   -------
      Institutional Class Shares:
         Shares issued                                           n/a       n/a        n/a        n/a       n/a       n/a
         Shares reinvested                                       n/a       n/a        n/a        n/a       n/a       n/a
         Shares redeemed                                         n/a       n/a        n/a        n/a       n/a       n/a
                                                            --------   -------   --------   --------   -------   -------
      TOTAL INSTITUTIONAL CLASS SHARES TRANSACTIONS              n/a       n/a        n/a        n/a       n/a       n/a
                                                            --------   -------   --------   --------   -------   -------
      Institutional Sweep Class Shares:
         Shares issued                                           n/a       n/a        n/a        n/a       n/a       n/a
         Shares reinvested                                       n/a       n/a        n/a        n/a       n/a       n/a
         Shares redeemed                                         n/a       n/a        n/a        n/a       n/a       n/a
                                                            --------   -------   --------   --------   -------   -------
      TOTAL INSTITUTIONAL SWEEP CLASS SHARES TRANSACTIONS        n/a       n/a        n/a        n/a       n/a       n/a
                                                            --------   -------   --------   --------   -------   -------
      Class A Shares:
         Shares issued                                         6,708     7,142     21,301     14,828    11,711    12,798
         Shares reinvested                                       553       349      3,303      2,474     4,105       239
         Shares redeemed                                      (2,919)   (2,597)    (7,518)    (3,861)   (5,583)   (3,095)
                                                            --------   -------   --------   --------   -------   -------
      TOTAL CLASS A SHARES TRANSACTIONS                        4,342     4,894     17,086     13,441    10,233     9,942
                                                            --------   -------   --------   --------   -------   -------
      Class C Shares:
         Shares issued                                            57        25        623        212       155       131
         Shares reinvested                                         3         3         67         47        61         5
         Redemption Fees                                          --        --         --         --        --        --
         Shares redeemed                                         (77)      (15)      (337)       (85)     (243)      (72)
                                                            --------   -------   --------   --------   -------   -------
      TOTAL CLASS C SHARES TRANSACTIONS                          (17)       13        353        174       (27)       64
                                                            --------   -------   --------   --------   -------   -------
      TOTAL INCREASE IN NET ASSETS FROM CAPITAL SHARE
         TRANSACTIONS                                         14,945    16,310     24,761     19,274    19,263    12,045
                                                            --------   -------   --------   --------   -------   -------
         TOTAL INCREASE IN NET ASSETS                         14,799    14,128     32,763     26,264    11,162    24,612
                                                            --------   -------   --------   --------   -------   -------
NET ASSETS:
   Beginning of year                                          90,125    75,997    104,372     78,108    76,297    51,685
                                                            --------   -------   --------   --------   -------   -------
   End of year                                              $104,924   $90,125   $137,135   $104,372   $87,459   $76,297
                                                            ========   =======   ========   ========   =======   =======
   Undistributed net investment income (Accumulated net
      investment loss/Distributions in excess of net
      investment income)                                    $     12   $    10   $     28   $    (20)  $  (248)  $  (269)
                                                            ========   =======   ========   ========   =======   =======

   (1) For shares issued, reinvested and redeemed, see note 4 in the Notes to Financial Statements.
   *   Commenced operations on February 1, 2006.
       "n/a" designates that the Fund does not offer this class.
Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.
                                      ----
                                       43
                                      ----

-----------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (000)
-----------------------------------------
                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                 FOR THE YEARS ENDED JANUARY 31,
--------------------------------------------------------------------------------

                                                              BURKENROAD
                                                                 FUND
                                                          -------------------
                                                            2007      2006
--------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net investment loss                                    $   (91)  $   (55)
   Net realized gain (loss) from security transactions         86      (421)
   Net change in unrealized appreciation on investments     1,683     2,680
                                                          -------   -------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     1,678     2,204
                                                          -------   -------
CAPITAL SHARE TRANSACTIONS (1):
      Class A Shares:
         Shares issued                                      7,209    12,242
         Redemption Fees                                        1        --
         Shares redeemed                                   (2,821)   (5,833)
                                                          -------   -------
      TOTAL CLASS A SHARES TRANSACTIONS                     4,389     6,409
                                                          -------   -------
      Class D Shares:
         Shares issued                                      2,179     3,140
         Redemption Fees                                        9         2
         Shares redeemed                                   (1,647)     (511)
                                                          -------   -------
      TOTAL CLASS D SHARES TRANSACTIONS                       541     2,631
                                                          -------   -------
      TOTAL INCREASE IN NET ASSETS FROM CAPITAL SHARE
         TRANSACTIONS                                       4,930     9,040
                                                          -------   -------
         TOTAL INCREASE IN NET ASSETS                       6,608    11,244
                                                          -------   -------
NET ASSETS:
   Beginning of year                                       19,527     8,283
                                                          -------   -------
   End of year                                            $26,135   $19,527
                                                          =======   =======
   Accumulated net investment loss                        $   (94)  $   (34)
                                                          =======   =======

   (1) For shares issued, reinvested and redeemed, see note 4 in the Notes to Financial Statements.
Amounts designated as "--" are either $0 or have been rounded to $0.





    The accompanying notes are an integral part of the financial statements.
                                      ----
                                       44
                                      ----

                       This page intentionally left blank.

--------------------
FINANCIAL HIGHLIGHTS
--------------------
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEAR ENDED JANUARY 31,

           NET ASSET                 NET REALIZED       TOTAL     DIVIDENDS    DISTRIBUTIONS       TOTAL       NET ASSET
             VALUE,        NET      AND UNREALIZED      FROM       FROM NET         FROM         DIVIDENDS       VALUE,
           BEGINNING   INVESTMENT   GAINS (LOSSES)   INVESTMENT   INVESTMENT    NET REALIZED        AND         END OF
            OF YEAR      INCOME     ON INVESTMENTS   OPERATIONS     INCOME         GAINS       DISTRIBUTIONS     YEAR
------------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
2007#        $1.00       $0.05           $ --           $0.05       $(0.05)         $ --          $(0.05)        $1.00


# Commenced operations on February 1, 2006. All ratios for the period have been annualized.





    The accompanying notes are an integral part of the financial statements.
                                      ----
                                       46
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                                JANUARY 31, 2007
--------------------------------------------------------------------------------

                                                                          RATIO OF
                                                           RATIO OF      EXPENSES TO
                                           RATIO OF     NET INVESTMENT     AVERAGE
                            NET ASSETS,   EXPENSES TO       INCOME       NET ASSETS    PORTFOLIO
                    TOTAL     END OF        AVERAGE       TO AVERAGE     (EXCLUDING    TURNOVER
                   RETURN   YEAR (000)    NET ASSETS      NET ASSETS      WAIVERS)       RATE
------------------------------------------------------------------------------------------------
PRIME MONEY MARKET FUND
------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
2007#               5.00%     $34,884        0.23%          4.92%           0.50%         n/a

# Commenced operations on February 1, 2006. All ratios for the period have been annualized.





    The accompanying notes are an integral part of the financial statements.
                                      ----
                                       47
                                      ----

----------------------------------
  FINANCIAL HIGHLIGHTS (CONTINUED)
----------------------------------
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEARS ENDED JANUARY 31,

             NET ASSET                 NET REALIZED     TOTAL      DIVIDENDS    DISTRIBUTIONS       TOTAL       NET ASSET
              VALUE,         NET      AND UNREALIZED     FROM       FROM NET        FROM          DIVIDENDS       VALUE,
             BEGINNING   INVESTMENT   GAINS (LOSSES)  INVESTMENT   INVESTMENT   NET REALIZED         AND          END OF
              OF YEAR      INCOME     ON INVESTMENTS  OPERATIONS     INCOME         GAINS       DISTRIBUTIONS      YEAR
-------------------------------------------------------------------------------------------------------------------------
TREASURY SECURITIES MONEY MARKET FUND
-------------------------------------------------------------------------------------------------------------------------
TRUST CLASS SHARES
2007           $1.00        $0.04         $ --           $0.04       $(0.04)        $ --           $(0.04)        $1.00
2006            1.00         0.03           --            0.03        (0.03)          --            (0.03)         1.00
2005            1.00         0.01           --            0.01        (0.01)          --            (0.01)         1.00
2004            1.00           --(1)        --              --(1)        --(1)        --               --(1)       1.00
2003            1.00         0.01           --            0.01        (0.01)          --            (0.01)         1.00
INSTITUTIONAL SWEEP CLASS SHARES
2007           $1.00        $0.04         $ --           $0.04       $(0.04)        $ --           $(0.04)        $1.00
2006            1.00         0.02           --            0.02        (0.02)          --            (0.02)         1.00
2005            1.00         0.01           --            0.01        (0.01)          --            (0.01)         1.00
2004            1.00           --(1)        --              --(1)        --(1)        --               --(1)       1.00
2003            1.00         0.01           --            0.01        (0.01)          --            (0.01)         1.00
CLASS A SHARES
2007           $1.00        $0.04         $ --           $0.04       $(0.04)        $ --           $(0.04)        $1.00
2006            1.00         0.02           --            0.02        (0.02)          --            (0.02)         1.00
2005            1.00           --(1)        --              --(1)        --(1)        --               --(1)       1.00
2004            1.00           --(1)        --              --(1)        --(1)        --               --(1)       1.00
2003            1.00         0.01           --            0.01        (0.01)          --            (0.01)         1.00




(1)   Amounts represent less than $0.01 per share.





    The accompanying notes are an integral part of the financial statements.
                                      ----
                                       48
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                                JANUARY 31, 2007
--------------------------------------------------------------------------------

                                                                    RATIO OF
                                                     RATIO OF      EXPENSES TO
                                      RATIO OF    NET INVESTMENT     AVERAGE
                      NET ASSETS,   EXPENSES TO       INCOME       NET ASSETS    PORTFOLIO
             TOTAL      END OF        AVERAGE       TO AVERAGE     (EXCLUDING    TURNOVER
             RETURN   YEAR (000)     NET ASSETS     NET ASSETS       WAIVERS)      RATE
------------------------------------------------------------------------------------------
TREASURY SECURITIES MONEY MARKET FUND
------------------------------------------------------------------------------------------
TRUST CLASS SHARES
2007          4.44%    $171,440        0.58%          4.37%           0.64%         n/a
2006          2.68      138,982        0.58           2.68            0.65          n/a
2005          0.82      165,510        0.58           0.85            0.64          n/a
2004          0.47       79,867        0.58           0.48            0.68          n/a
2003          1.06       95,974        0.58           1.07            0.64          n/a
INSTITUTIONAL SWEEP CLASS SHARES
2007          4.18%    $142,981        0.83%          4.08%           0.89%         n/a
2006          2.42      142,571        0.83           2.42            0.90          n/a
2005          0.56      136,022        0.83           0.64            0.89          n/a
2004          0.22       48,082        0.83           0.23            0.93          n/a
2003          0.81       74,704        0.83           0.81            0.89          n/a
CLASS A SHARES
2007          3.92%    $280,371        1.08%          3.90%           1.14%         n/a
2006          2.17      143,990        1.08           2.15            1.15          n/a
2005          0.37      112,162        1.03           0.43            1.14          n/a
2004          0.07      105,234        0.98           0.07            1.08          n/a
2003          0.56       56,923        1.08           0.54            1.14          n/a




(1) Amounts represent less than $0.01 per share.





    The accompanying notes are an integral part of the financial statements.
                                      ----
                                       49
                                      ----

--------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEARS ENDED JANUARY 31,

                    NET ASSET               NET REALIZED     TOTAL      DIVIDENDS  DISTRIBUTIONS      TOTAL
                     VALUE,       NET      AND UNREALIZED     FROM      FROM NET       FROM         DIVIDENDS
                    BEGINNING  INVESTMENT  GAINS (LOSSES)  INVESTMENT  INVESTMENT  NET REALIZED        AND       REDEMPTION
                     OF YEAR     INCOME    ON INVESTMENTS  OPERATIONS    INCOME        GAINS      DISTRIBUTIONS     FEES
----------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME BOND FUND
----------------------------------------------------------------------------------------------------------------------------
TRUST CLASS SHARES
2007+                 $15.12     $ 0.62        $(0.03)       $0.59       $(0.62)       $   --       $(0.62)         n/a
2006+                  15.52       0.55         (0.40)        0.15        (0.55)           --        (0.55)         n/a
2005+                  15.86       0.51         (0.23)        0.28        (0.52)        (0.10)       (0.62)         n/a
2004+                  15.98       0.60         (0.11)        0.49        (0.61)           --        (0.61)         n/a
2003                   15.56       0.75          0.43         1.18        (0.75)        (0.01)       (0.76)         n/a
CLASS A SHARES
2007+                 $15.10     $ 0.58        $(0.03)       $0.55       $(0.58)       $   --       $(0.58)         n/a
2006+                  15.50       0.52         (0.40)        0.12        (0.52)           --        (0.52)         n/a
2005+                  15.84       0.47         (0.23)        0.24        (0.48)        (0.10)       (0.58)         n/a
2004+                  15.96       0.56         (0.11)        0.45        (0.57)           --        (0.57)         n/a
2003                   15.55       0.71          0.42         1.13        (0.71)        (0.01)       (0.72)         n/a
CLASS C SHARES
2007+                 $15.14     $ 0.47        $ 0.01        $0.48       $(0.47)       $   --       $(0.47)        $ --(1)
2006+                  15.54       0.40         (0.40)          --        (0.40)           --        (0.40)          --
2005+                  15.88       0.36         (0.24)        0.12        (0.36)        (0.10)       (0.46)          --
2004+                  16.00       0.45         (0.12)        0.33        (0.45)           --        (0.45)          --
2003                   15.58       0.52          0.52         1.04        (0.61)        (0.01)       (0.62)          --



+  Per share data calculated using average shares method.
*  Total return excludes applicable sales charges.
(1)Amount represents less than $0.01 per share.





    The accompanying notes are an integral part of the financial statements.
                                      ----
                                       50
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                                JANUARY 31, 2007
--------------------------------------------------------------------------------

                                                                                         RATIO OF
                                                                          RATIO OF      EXPENSES TO
                     NET ASSET                            RATIO OF     NET INVESTMENT     AVERAGE
                      VALUE,               NET ASSETS,   EXPENSES TO       INCOME        NET ASSETS   PORTFOLIO
                      END OF      TOTAL      END OF        AVERAGE       TO AVERAGE      (EXCLUDING   TURNOVER
                       YEAR      RETURN*   YEAR (000)    NET ASSETS      NET ASSETS       WAIVERS)      RATE
----------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME BOND FUND
----------------------------------------------------------------------------------------------------------------
TRUST CLASS SHARES
2007+                 $15.09       4.00%     $87,835         0.75%          4.12%           0.89%        19%
2006+                  15.12       1.02       77,340         0.75           3.60            0.91         18
2005+                  15.52       1.83       67,849         0.75           3.28            0.93         45
2004+                  15.86       3.14       53,621         0.75           3.76            0.93         23
2003                   15.98       7.76       48,400         0.75           4.77            0.91         33
CLASS A SHARES
2007+                 $15.07       3.75%     $16,977         1.00%          3.88%           1.14%        19%
2006+                  15.10       0.77       12,656         1.00           3.37            1.16         18
2005+                  15.50       1.58        8,028         1.00           3.03            1.18         45
2004+                  15.84       2.89        5,824         1.00           3.50            1.18         23
2003                   15.96       7.46        4,643         1.00           4.34            1.16         33
CLASS C SHARES
2007+                 $15.15       3.23%     $   112         1.75%          3.12%           1.89%        19%
2006+                  15.14       0.01          129         1.75           2.61            1.91         18
2005+                  15.54       0.80          120         1.75           2.28            1.93         45
2004+                  15.88       2.12          112         1.75           2.79            1.93         23
2003                   16.00       6.77           39         1.75           3.62            1.91         33




+  Per share data calculated using average shares method.
*  Total return excludes applicable sales charges.
(1)Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.
                                      ----
                                       51
                                      ----

--------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEARS ENDED JANUARY 31,

                    NET ASSET                  NET REALIZED     TOTAL      DIVIDENDS  DISTRIBUTIONS      TOTAL
                     VALUE,       NET         AND UNREALIZED     FROM      FROM NET       FROM         DIVIDENDS
                    BEGINNING  INVESTMENT     GAINS (LOSSES)  INVESTMENT  INVESTMENT  NET REALIZED        AND       REDEMPTION
                     OF YEAR   INCOME (LOSS)  ON INVESTMENTS  OPERATIONS    INCOME        GAINS      DISTRIBUTIONS     FEES
------------------------------------------------------------------------------------------------------------------------------
VALUE FUND
------------------------------------------------------------------------------------------------------------------------------
TRUST CLASS SHARES
2007+                 $24.37      $ 0.26          $ 3.32        $ 3.58      $(0.24)      $(1.59)        $(1.83)        n/a
2006+                  22.51        0.28            3.58          3.86       (0.28)       (1.72)         (2.00)        n/a
2005+                  19.20        0.14            3.81          3.95       (0.15)       (0.49)         (0.64)        n/a
2004+                  14.60        0.16            4.60          4.76       (0.16)          --          (0.16)        n/a
2003                   16.31        0.13           (1.71)        (1.58)      (0.13)          --          (0.13)        n/a
CLASS A SHARES
2007+                 $24.31      $ 0.20          $ 3.30        $ 3.50      $(0.18)      $(1.59)        $(1.77)        n/a
2006+                  22.46        0.21            3.58          3.79       (0.22)       (1.72)         (1.94)        n/a
2005+                  19.16        0.09            3.80          3.89       (0.10)       (0.49)         (0.59)        n/a
2004+                  14.58        0.12            4.58          4.70       (0.12)          --          (0.12)        n/a
2003                   16.29        0.10           (1.71)        (1.61)      (0.10)          --          (0.10)        n/a
CLASS C SHARES
2007+                 $23.95      $ 0.01          $ 3.26        $ 3.27      $(0.03)      $(1.59)        $(1.62)       $ --(1)
2006+                  22.18        0.04            3.53          3.57       (0.08)       (1.72)         (1.80)         --
2005+                  19.00       (0.06)           3.75          3.69       (0.02)       (0.49)         (0.51)         --
2004+                  14.48       (0.01)           4.56          4.55       (0.03)          --          (0.03)         --
2003                   16.21        0.08           (1.80)        (1.72)      (0.01)          --          (0.01)         --




+  Per share data calculated using average shares method.
*  Total return excludes applicable sales charges.
(1)Amount represents less than $0.01 per share.





    The accompanying notes are an integral part of the financial statements.
                                      ----
                                       52
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                                JANUARY 31, 2007
--------------------------------------------------------------------------------

                                                                                         RATIO OF
                                                                          RATIO OF      EXPENSES TO
                     NET ASSET                            RATIO OF     NET INVESTMENT     AVERAGE
                      VALUE,               NET ASSETS,   EXPENSES TO    INCOME (LOSS)    NET ASSETS   PORTFOLIO
                      END OF      TOTAL      END OF        AVERAGE       TO AVERAGE      (EXCLUDING   TURNOVER
                      PERIOD     RETURN*   YEAR (000)    NET ASSETS      NET ASSETS       WAIVERS)      RATE
----------------------------------------------------------------------------------------------------------------
VALUE FUND
----------------------------------------------------------------------------------------------------------------
TRUST CLASS SHARES
2007+                 $26.12       14.83%    $80,965        1.08%           1.02%          1.08%         64%
2006+                  24.37       17.52      68,633        1.09            1.18           1.09          77
2005+                  22.51       20.64      58,016        1.10            0.70           1.11          65
2004+                  19.20       32.73      49,609        1.07            0.96           1.13          79
2003                   14.60       (9.72)     34,109        1.00            0.82           1.10          71
CLASS A SHARES
2007+                 $26.04       14.52%    $55,007        1.33%           0.77%          1.33%         64%
2006+                  24.31       17.24      34,985        1.34            0.88           1.34          77
2005+                  22.46       20.36      19,557        1.35            0.46           1.36          65
2004+                  19.16       32.34       9,356        1.32            0.70           1.38          79
2003                   14.58       (9.90)      3,967        1.25            0.60           1.35          71
CLASS C SHARES
2007+                 $25.60       13.72%    $ 1,163        2.08%           0.03%          2.08%         64%
2006+                  23.95       16.37         754        2.09            0.17           2.09          77
2005+                  22.18       19.42         535        2.10           (0.31)          2.11          65
2004+                  19.00       31.45         178        2.07           (0.08)          2.13          79
2003                   14.48      (10.62)         43        2.00           (0.10)          2.10          71




+  Per share data calculated using average shares method.
*  Total return excludes applicable sales charges.
(1)Amount represents less than $0.01 per share.





    The accompanying notes are an integral part of the financial statements.
                                      ----
                                       53
                                      ----

--------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEARS ENDED JANUARY 31,

                     NET ASSET                 NET REALIZED      TOTAL      DIVIDENDS    DISTRIBUTIONS       TOTAL
                      VALUE,        NET       AND UNREALIZED      FROM       FROM NET         FROM         DIVIDENDS
                     BEGINNING   INVESTMENT   GAINS (LOSSES)   INVESTMENT   INVESTMENT    NET REALIZED        AND        REDEMPTION
                      OF YEAR       LOSS      ON INVESTMENTS   OPERATIONS     INCOME         GAINS       DISTRIBUTIONS      FEES
-----------------------------------------------------------------------------------------------------------------------------------
GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
TRUST CLASS SHARES
2007+                 $20.13      $(0.05)        $ 0.44         $ 0.39        $ --          $(2.41)         $(2.41)        n/a
2006+                  16.52       (0.08)          3.86           3.78          --           (0.17)          (0.17)        n/a
2005+                  14.74       (0.05)          1.83           1.78          --              --              --         n/a
2004+                  10.71       (0.09)          4.12           4.03          --              --              --         n/a
2003+                  13.31       (0.08)         (2.52)         (2.60)         --              --              --         n/a
CLASS A SHARES
2007+                 $19.91      $(0.10)        $ 0.43         $ 0.33        $ --          $(2.41)         $(2.41)        n/a
2006+                  16.38       (0.12)          3.82           3.70          --           (0.17)          (0.17)        n/a
2005+                  14.66       (0.09)          1.81           1.72          --              --              --         n/a
2004+                  10.67       (0.13)          4.12           3.99          --              --              --         n/a
2003+                  13.31       (0.11)         (2.53)         (2.64)         --              --              --         n/a
CLASS C SHARES
2007+                 $19.18      $(0.23)        $ 0.41         $ 0.18        $ --          $(2.41)         $(2.41)       $ --(1)
2006+                  15.91       (0.25)          3.69           3.44          --           (0.17)          (0.17)         --
2005+                  14.34       (0.19)          1.76           1.57          --              --              --          --
2004+                  10.52       (0.22)          4.04           3.82          --              --              --          --
2003+                  13.20       (0.19)         (2.49)         (2.68)         --              --              --          --




+  Per share data calculated using average shares method.
*  Total return excludes applicable sales charges.
(1)Amount represents less than $0.01 per share.
Amounts designated as "--" are either $0 or have been rounded to $0.





    The accompanying notes are an integral part of the financial statements.
                                      ----
                                       54
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                                JANUARY 31, 2007
--------------------------------------------------------------------------------

                                                                                         RATIO OF
                                                                          RATIO OF      EXPENSES TO
                     NET ASSET                             RATIO OF    NET INVESTMENT     AVERAGE
                       VALUE,              NET ASSETS,   EXPENSES TO        LOSS        NET ASSETS    PORTFOLIO
                       END OF     TOTAL      END OF        AVERAGE       TO AVERAGE     (EXCLUDING     TURNOVER
                        YEAR     RETURN*   YEAR (000)     NET ASSETS     NET ASSETS       WAIVERS)      RATE
---------------------------------------------------------------------------------------------------------------
GROWTH FUND
---------------------------------------------------------------------------------------------------------------
TRUST CLASS SHARES
2007+                  $18.11      2.07%      $51,654       1.10%          (0.28)%         1.10%         94%
2006+                   20.13     22.95        47,375       1.10           (0.42)          1.12          67
2005+                   16.52     12.08        37,052       1.10           (0.33)          1.15          64
2004+                   14.74     37.63        32,387       1.10           (0.74)          1.18          73
2003+                   10.71    (19.53)       21,508       1.05           (0.69)          1.18          79
CLASS A SHARES
2007+                  $17.83      1.78%      $35,347       1.35%          (0.53)%         1.35%         94%
2006+                   19.91     22.66        28,376       1.35           (0.68)          1.37          67
2005+                   16.38     11.73        14,234       1.35           (0.57)          1.40          64
2004+                   14.66     37.39         6,350       1.35           (0.99)          1.43          73
2003+                   10.67    (19.71)        2,245       1.30           (0.96)          1.43          79
CLASS C SHARES
2007+                  $16.95      1.06%      $   458       2.10%          (1.28)%         2.10%         94%
2006+                   19.18     21.69           546       2.10           (1.42)          2.12          67
2005+                   15.91     10.95           399       2.10           (1.29)          2.15          64
2004+                   14.34     36.31           135       2.10           (1.74)          2.18          73
2003+                   10.52    (20.30)           66       2.05           (1.73)          2.18          79




+  Per share data calculated using average shares method.
*  Total return excludes applicable sales charges.
(1)Amount represents less than $0.01 per share.
Amounts designated as "--" are either $0 or have been rounded to $0.





    The accompanying notes are an integral part of the financial statements.
                                      ----
                                       55
                                      ----

--------------------------------
FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEARS ENDED JANUARY 31,

                  NET ASSET                 NET REALIZED      TOTAL      DISTRIBUTIONS                                NET ASSET
                   VALUE,        NET       AND UNREALIZED      FROM          FROM                                      VALUE,
                  BEGINNING   INVESTMENT   GAINS (LOSSES)   INVESTMENT   NET REALIZED        TOTAL       REDEMPTION    END OF
                  OF PERIOD      LOSS      ON INVESTMENTS   OPERATIONS       GAINS       DISTRIBUTIONS      FEES       PERIOD
-------------------------------------------------------------------------------------------------------------------------------
BURKENROAD FUND
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
2007+               $29.30      $(0.10)        $ 2.12         $ 2.02         $   --          $   --        $  --(1)     $31.32
2006+                24.97       (0.08)          4.41           4.33             --              --           --(1)      29.30
2005+                20.70       (0.08)          4.35           4.27             --              --           --         24.97
2004+                14.19       (0.04)          6.55           6.51             --              --           --         20.70
2003                 15.05       (0.02)         (0.74)         (0.76)         (0.10)          (0.10)          --         14.19
CLASS D SHARES
2007+               $29.07      $(0.17)        $ 2.10         $ 1.93         $   --          $   --        $0.04        $31.04
2006+                24.82       (0.14)          4.38           4.24             --              --         0.01         29.07
2005+                20.62       (0.14)          4.34           4.20             --              --           --(1)      24.82
2004+                14.18       (0.09)          6.53           6.44             --              --           --         20.62
2003                 15.05       (0.04)         (0.75)         (0.79)         (0.10)          (0.10)        0.02         14.18

+   Per share data calculated using average shares method.
*   Total return excludes applicable sales charge.
(1) Amount represents less than $0.01 per share.





    The accompanying notes are an integral part of the financial statements.
                                      ----
                                       56
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                                JANUARY 31, 2007
--------------------------------------------------------------------------------

                                                                          RATIO OF EXPENSES
                                                            RATIO OF         TO AVERAGE
                                            RATIO OF     NET INVESTMENT      NET ASSETS
                             NET ASSETS,   EXPENSES TO        LOSS           (EXCLUDING       PORTFOLIO
                   TOTAL       END OF        AVERAGE       TO AVERAGE       WAIVERS AND/OR    TURNOVER
                  RETURN*   PERIOD (000)   NET ASSETS      NET ASSETS      REIMBURSEMENTS)      RATE
-------------------------------------------------------------------------------------------------------
BURKENROAD FUND
-------------------------------------------------------------------------------------------------------
CLASS A SHARES
2007+               6.89%      $18,987        1.40%          (0.34)%            1.71%            22%
2006+              17.34        13,376        1.40           (0.33)             1.82             32
2005+              20.63         5,544        1.40           (0.37)             2.14             17
2004+              45.88         2,153        1.40           (0.23)             2.90             21
2003               (5.07)        1,064        1.40           (0.22)             3.44             28
CLASS D SHARES
2007+               6.78%      $ 7,148        1.65%          (0.58)%            1.96%            22%
2006+              17.12         6,151        1.65           (0.55)             2.07             32
2005+              20.37         2,739        1.65           (0.62)             2.39             17
2004+              45.42         1,239        1.65           (0.50)             3.15             21
2003               (5.14)          363        1.65           (0.46)             3.69             28

+   Per share data calculated using average shares method.
*   Total return excludes applicable sales charge.
(1) Amount represents less than $0.01 per share.





    The accompanying notes are an integral part of the financial statements.
                                      ----
                                       57
                                      ----

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------
--------------------------------------------------------------------------------

1. ORGANIZATION:

The Advisors' Inner Circle Fund II (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company with eleven funds. The financial statements included herein relate to the Trust's Hancock Horizon Family of Funds. The Hancock Horizon Family of Funds includes the Hancock Horizon Prime Money Market Fund (the "Prime Money Market Fund"), Hancock Horizon Treasury Securities Money Market Fund (the "Treasury Securities Money Market Fund"), the Hancock Horizon Strategic Income Bond Fund (the "Strategic Income Bond Fund"), the Hancock Horizon Value Fund (the "Value Fund"), the Hancock Horizon Growth Fund (the "Growth Fund"), and the Hancock Horizon Burkenroad Fund (the "Burkenroad Fund") (each a "Fund" and collectively the "Funds"). The financial statements of the remaining funds are presented separately. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION - Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.
      Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees (the "Board"). The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of January 31, 2007, there were no fair valued securities in the Funds.
      The Prime Money Market Fund and the Treasury Securities Money Market Fund value their investments using the amortized cost method, as permitted by Rule 2a-7 of the


                                      ----
                                       58
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                                JANUARY 31, 2007
--------------------------------------------------------------------------------

1940 Act, which approximates market value. Under the amortized cost method, any discount or premium is amortized ratably to the maturity of the security and is included in interest income.

SECURITY TRANSACTIONS AND RELATED INCOME - Security transactions are accounted for trade date. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Purchase discounts and premiums on debt securities are accreted and amortized to maturity and are included in interest income.

REPURCHASE AGREEMENTS - The Funds may invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank. Provisions of the repurchase agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization and/or retention of the collateral by the Funds may be delayed or limited.

TBA PURCHASE COMMITMENTS - The Funds may engage in "to be announced" ("TBA") purchase commitments to purchase securities for a fixed price at a future date. TBA purchase commitments may be considered securities and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

EXPENSES - Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

CLASSES OF SHARES - Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class-specific expenses are allocated to the respective class on the basis of relative daily net assets.

DIVIDENDS AND DISTRIBUTIONS - Dividends from net investment income, if any, are declared daily and paid monthly for the Prime Money Market Fund and the Treasury Securities Money Market Fund, declared and paid monthly for the Strategic Income Bond Fund, declared and paid quarterly for the Value Fund and declared and paid annually for the Growth Fund and the Burkenroad Fund. Any net realized gains on sales of securities, if any, are distributed to shareholders at least annually.

ORGANIZATION AND OFFERING COSTS - Organization costs of the Prime Money Market Fund, which commenced operations on February 1, 2006, were expensed as incurred. Offering costs, including costs of printing initial prospectuses and registration fees, were amortized to expense over twelve months from the inception of the Fund. As of January 31, 2007, the offering costs have been fully amortized.

OTHER - The Class C Shares of the Strategic Income Bond Fund, Value Fund and Growth Fund retain a redemption fee of 1.00% on redemptions of shares sold within one year of their purchase date. For the year ended January 31, 2007, Class C shares of the Strategic Income Fund, Value Fund and Growth Fund charged fees of $232, $378, $261, respectively. For the year ended January 31, 2006, there were no redemption fees charged. The Class A and Class D shares of the Burkenroad Fund charge a redemption fee of 1.00% on redemptions of shares sold within one year of their purchase date. For the year ended January 31, 2007, Class A and Class D shares of the Burkenroad Fund charged fees of $1,352 and $9,280, respectively. For the year ended January 31, 2006, Class A and Class D shares of the Burkenroad Fund charged fees of $12 and $1,639, respectively. Fees collected are retained by the Funds for the benefit of the remaining shareholders and are included in capital shares transactions in the Statements of Changes in Net Assets.


                                      ----
                                       59
                                      ----

-----------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------
--------------------------------------------------------------------------------

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES:

ADVISORY AGREEMENT
      Horizon Advisers, an unincorporated division of Hancock Bank (the "Adviser"), serves as Investment Adviser to each Fund pursuant to an investment advisory agreement dated May 31, 2000 (as amended and restated May 21, 2001) (the "Advisory Agreement") with the Trust. For its services, the Adviser is entitled to a fee that is calculated daily and paid monthly at an annual rate based on the average daily net assets of each Fund. The Adviser receives 0.20% of the average daily net assets of the Prime Money Market Fund, 0.40% of the average daily net assets of the Treasury Securities Money Market Fund, 0.60% of the average daily net assets of the Strategic Income Bond Fund, 0.80% of the average daily net assets of the Value and the Growth Funds and 0.95% of the average daily net assets of the Burkenroad Fund. The Adviser has agreed to waive all or a portion of its fee so that the total annual expenses of each Fund will not exceed the following:

                                                    TREASURY
                                       PRIME       SECURITIES    STRATEGIC
                                   MONEY MARKET   MONEY MARKET     INCOME
                                       FUND*          FUND*      BOND FUND*
                                   ------------   ------------   ----------
Trust Class Shares                      n/a           0.58%         0.75%
Institutional Class Shares             0.23%           n/a           n/a
Institutional Sweep Class Shares        n/a           0.83           n/a
Class A Shares                          n/a           1.08          1.00
Class C Shares                          n/a            n/a          1.75
Class D Shares                          n/a            n/a           n/a

                                      VALUE          GROWTH      BURKENROAD
                                      FUND**          FUND**       FUND*
                                      ------         -------     ----------
Trust Class Shares                     1.10%          1.10%          n/a
Institutional Class Shares              n/a            n/a           n/a
Institutional Sweep Class Shares        n/a            n/a           n/a
Class A Shares                         1.35           1.35          1.40%
Class C Shares                         2.10           2.10           n/a
Class D Shares                          n/a            n/a          1.65

"n/a" designates that the Fund does not offer this class.
 * The Adviser has contractually agreed to waive fees and reimburse expenses through May 31, 2007.
** The Adviser has voluntarily agreed to waive fees and reimburse expenses.
   This may discontinue at any time.

ADMINISTRATION AGREEMENT
      SEI Investments Global Funds Services is the "Administrator" of the Trust. SEI Investments Management Corporation ("SEI Investments"), a wholly owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator.
      The Funds, excluding the Prime Money Market Fund, and the Administrator have entered into an Administration Agreement. The Administrator is entitled to a fee calculated daily and paid monthly (expressed as a percentage of the combined average daily net assets of the Funds) of: 0.125% up to $350 million, 0.10% on the next $400 million and 0.08% on the net assets over $750 million, subject to certain minimum fee levels.
      The Prime Money Market Fund and the Administrator have entered into a separate Administration Agreement, whereby the Administrator is entitled to receive a fee calculated daily and paid monthly of 0.06% of the Fund's average daily net assets.

TRANSFER AGENT AND CUSTODIAN AGREEMENT
      Hancock Bank serves as the transfer agent and dividend disbursing agent for the Funds. For providing these services, Hancock Bank is paid an annual fee of $20,000 per class on the first ten classes and $17,500 per class on the remaining classes.
      Hancock Bank serves as custodian to the Funds, and for such services is paid an annual fee from the Funds' assets of 0.03% of each Fund's average daily net assets, subject to a minimum of $250 per month.

DISTRIBUTION AGREEMENT
      The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments Company, have entered into a distribution agreement. As provided in the distribution agreement and the distribution plan, the Trust will be charged a fee based upon the average daily net assets of the Funds.


                                      ----
                                       60
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                                JANUARY 31, 2007
--------------------------------------------------------------------------------

The following table summarizes the agreement.

                                                          TREASURY
                                             PRIME       SECURITIES    STRATEGIC
                                         MONEY MARKET   MONEY MARKET     INCOME
                                             FUND           FUND       BOND FUND
                                         ------------   ------------   ---------
Trust Class Shares                            n/a             --           --
Institutional Class Shares                     --            n/a          n/a
Institutional Sweep Class Shares              n/a             --          n/a
Class A Shares                                n/a           0.25%          --
Class C Shares                                n/a            n/a         0.75%
Class D Shares                                n/a            n/a          n/a

                                              VALUE       GROWTH      BURKENROAD
                                              FUND         FUND          FUND
                                              -----       ------      ----------
Trust Class Shares                              --           --           n/a
Institutional Class Shares                     n/a          n/a           n/a
Institutional Sweep Class Shares               n/a          n/a           n/a
Class A Shares                                  --           --            --
Class C Shares                                0.75%        0.75%          n/a
Class D Shares                                 n/a          n/a          0.25%

"--"  designates that no fees are charged to this class.
"n/a" designates that the Fund does not offer this class.

      To the extent that the applicable shares are held through Hancock Bank or any of its affiliates providing custodian, brokerage or investment-related services, including Hancock Investment Securities, Inc., those entities may receive the distribution and servicing fees, payable from the Funds' assets, applicable to that class of shares.
      During the year ended January 31, 2007, Hancock Investment Securities, Inc. received distribution fees in the amount of $384,084, $8, $13, $9 and $7,705 for the Treasury Securities Money Market Fund, Strategic Income Bond Fund, Value Fund, Growth Fund and Burkenroad Fund, respectively.
      The Trust has adopted a shareholder servicing plan pursuant to which a shareholder servicing fee will be charged based upon the average daily net assets of the Funds.

The following table summarizes the agreement.

                                                          TREASURY
                                             PRIME       SECURITIES    STRATEGIC
                                         MONEY MARKET   MONEY MARKET     INCOME
                                             FUND           FUND       BOND FUND
                                         ------------   ------------   ---------
Trust Class Shares                            n/a             --           --
Institutional Class Shares                     --            n/a          n/a
Institutional Sweep Class Shares              n/a           0.25%         n/a
Class A Shares                                n/a           0.25         0.25%
Class C Shares                                n/a            n/a         0.25
Class D Shares                                n/a            n/a          n/a

                                             VALUE         GROWTH     BURKENROAD
                                              FUND          FUND         FUND
                                             -----         ------     ----------
Trust Class Shares                             --            --           n/a
Institutional Class Shares                    n/a            n/a          n/a
Institutional Sweep Class Shares              n/a            n/a          n/a
Class A Shares                               0.25%          0.25%        0.25%
Class C Shares                               0.25           0.25          n/a
Class D Shares                                n/a            n/a         0.25

"--"  designates that no fees are charged to this class.
"n/a" designates that the Fund does not offer this class.

      To the extent that the applicable shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including Hancock Investment Services, Inc., those entities may receive shareholder servicing fees, payable from the Funds' assets, applicable to that class of shares.
      During the year ended January 31, 2007, Hancock Investment Securities, Inc. received shareholder servicing fees in the amount of $630,986, $20,899, $26,220, $19,390 and $14,078 for the Treasury Securities Money Market Fund, Strategic Income Bond Fund, Value Fund, Growth Fund and Burkenroad Fund, respectively.

OTHER
      Certain officers and a trustee of the Trust are also officers of the Administrator and/or the Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.
      The services provided by the Chief Compliance Officer ("CCO") and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's Advisors and service providers as required by SEC regulations. The CCO's services have been approved by and are reviewed by the Board.


                                      ----
                                       61
                                      ----

-----------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------
--------------------------------------------------------------------------------

4. SHARE TRANSACTIONS:

Shares issued, reinvested and redeemed for the Funds were as follows (000):

                                              PRIME         TREASURY SECURITIES     STRATEGIC INCOME
                                        MONEY MARKET FUND    MONEY MARKET FUND         BOND FUND
                                        -----------------   -------------------   -------------------
                                              2007*           2007       2006       2007       2006
                                        -----------------   -------------------   -------------------
Trust Class Shares:
   Shares issued                                  n/a        369,748    308,574      1,609      1,310
   Shares reinvested                              n/a            151         63         35         15
   Shares redeemed                                n/a       (337,441)  (335,165)      (938)      (582)
                                             --------       --------   --------   --------   --------
Total Trust Class Shares Transactions             n/a         32,458    (26,528)       706        743
                                             --------       --------   --------   --------   --------
Institutional Class Shares:
   Shares issued                               67,519            n/a        n/a        n/a        n/a
   Shares reinvested                               --            n/a        n/a        n/a        n/a
   Shares redeemed                            (32,635)           n/a        n/a        n/a        n/a
                                             --------       --------   --------   --------   --------
Total Institutional Class
   Shares Transactions                         34,884            n/a        n/a        n/a        n/a
                                             --------       --------   --------   --------   --------
Institutional Sweep Class Shares:
   Shares issued                                  n/a        959,590    767,182        n/a        n/a
   Shares reinvested                              n/a            245        115        n/a        n/a
   Shares redeemed                                n/a       (959,425)  (760,748)       n/a        n/a
                                             --------       --------   --------   --------   --------
Total Institutional Sweep Class
   Shares Transactions                            n/a            410      6,549        n/a        n/a
                                             --------       --------   --------   --------   --------
Class A Shares:
   Shares issued                                  n/a        612,453    479,482        446        467
   Shares reinvested                              n/a          1,071        508         37         23
   Shares redeemed                                n/a       (477,143)  (448,162)      (194)      (170)
                                             --------       --------   --------   --------   --------
Total Class A Shares Transactions                 n/a        136,381     31,828        289        320
                                             --------       --------   --------   --------   --------
Class C Shares:
   Shares issued                                  n/a            n/a        n/a          4          2
   Shares reinvested                              n/a            n/a        n/a         --         --
   Shares redeemed                                n/a            n/a        n/a         (5)        (1)
                                             --------       --------   --------   --------   --------
Total Class C Shares Transactions                 n/a            n/a        n/a         (1)         1
                                             --------       --------   --------   --------   --------
Class D Shares:
 Shares issued                                    n/a            n/a        n/a        n/a        n/a
 Shares redeemed                                  n/a            n/a        n/a        n/a        n/a
                                             --------       --------   --------   --------   --------
Total Class D Shares Transactions                 n/a            n/a        n/a        n/a        n/a
                                             --------       --------   --------   --------   --------
Net Change in Capital Shares                   34,884        169,249     11,849        994      1,064
                                             ========       ========   ========   ========   ========

"n/a" designates that the Fund does not offer this class.
*Commenced operations on February 1, 2006.
Amounts designated as "--" are either 0 or have been rounded to 0.





                                      ----
                                       62
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                                JANUARY 31, 2007
--------------------------------------------------------------------------------

4. SHARE TRANSACTIONS (CONTINUED):

Shares issued, reinvested and redeemed for the Funds were as follows (000):

                                                                     BURKENROAD
                                       VALUE FUND     GROWTH FUND       FUND
                                      -------------  ------------- -------------
                                       2007   2006    2007   2006   2007   2006
                                      -------------  ------------- -------------
Trust Class Shares:
   Shares issued                        806    467     762    406    n/a    n/a
   Shares reinvested                    123    122     219     13    n/a    n/a
   Shares redeemed                     (645)  (351)   (483)  (308)   n/a    n/a
                                       ----   ----   -----   ----   ----   ----
Total Trust Class Shares Transactions   284    238     498    111    n/a    n/a
                                       ----   ----   -----   ----   ----   ----
Institutional Class Shares:
   Shares issued                        n/a    n/a     n/a    n/a    n/a    n/a
   Shares reinvested                    n/a    n/a     n/a    n/a    n/a    n/a
   Shares redeemed                      n/a    n/a     n/a    n/a    n/a    n/a
                                       ----   ----   -----   ----   ----   ----
Total Institutional Class
   Shares Transactions                  n/a    n/a     n/a    n/a    n/a    n/a
                                       ----   ----   -----   ----   ----   ----
Institutional Sweep Class Shares:
   Shares issued                        n/a    n/a     n/a    n/a    n/a    n/a
   Shares reinvested                    n/a    n/a     n/a    n/a    n/a    n/a
   Shares redeemed                      n/a    n/a     n/a    n/a    n/a    n/a
                                       ----   ----   -----   ----   ----   ----
Total Institutional Sweep Class
   Shares Transactions                  n/a    n/a     n/a    n/a    n/a    n/a
                                       ----   ----   -----   ----   ----   ----
Class A Shares:
   Shares issued                        843    628     622    716    246    474
   Shares reinvested                    128    104     232     13     --     --
   Shares redeemed                     (297)  (164)   (297)  (172)   (97)  (239)
                                       ----   ----   -----   ----   ----   ----
Total Class A Shares Transactions       674    568     557    557    149    235
                                       ----   ----   -----   ----   ----   ----
Class C Shares:
   Shares issued                         25      9       9      7    n/a    n/a
   Shares reinvested                      3      2       4     --    n/a    n/a
   Shares redeemed                      (14)    (4)    (14)    (4)   n/a    n/a
                                       ----   ----   -----   ----   ----   ----
Total Class C Shares Transactions        14      7      (1)     3    n/a    n/a
                                       ----   ----   -----   ----   ----   ----
Class D Shares:
   Shares issued                        n/a    n/a     n/a    n/a     75    121
   Shares redeemed                      n/a    n/a     n/a    n/a    (57)   (20)
                                       ----   ----   -----   ----   ----   ----
Total Class D Shares Transactions       n/a    n/a     n/a    n/a     18    101
                                       ----   ----   -----   ----   ----   ----
Net Change in Capital Shares            972    813   1,054    671    167    336
                                       ====   ====   =====   ====   ====   ====

"n/a" designates that the Fund does not offer this class.
Amounts designated as "--" are either 0 or have been rounded to 0.





                                      ----
                                       63
                                      ----

-----------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------
--------------------------------------------------------------------------------

5. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from the sales and maturities of securities, other than short-term investments, for the year ended January 31, 2007 were as follows:

                                     STRATEGIC
                                       INCOME     VALUE    GROWTH    BURKENROAD
                                     BOND FUND    FUND      FUND       FUND
                                       (000)      (000)     (000)      (000)
                                     ---------  --------  ---------  ----------
Cost of Security Purchases
   U.S. Government Securities         $23,966   $    --    $    --    $   --
   Other                                8,874    90,558     81,566     9,960

Proceeds from Sales and Maturities
   U.S. Government Securities         $ 6,493   $    --    $    --    $   --
   Other                               10,000    74,114     73,179     4,806

6. FEDERAL TAX INFORMATION:

It is each Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of the Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements. Each of the Funds has a tax year that ends on April 30th. The following tax disclosure is representative as of the most recent tax measurement periods ended April 30, 2006 and October 31, 2006 for net investment taxable income and capital gains/losses, respectively.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income, paid-in capital or accumulated net realized loss, as appropriate, in the period that the differences arise.

Accordingly, the following reclassifications have been made to/from the following accounts (000):

                                             ACCUMULATED   ADDITIONAL
                           NET INVESTMENT   NET REALIZED     PAID-IN
                               INCOME           LOSS        CAPITAL
                           --------------   ------------   ----------
   Strategic Income Fund        $ 28           $(28)         $  --
   Growth Fund                   322            (59)          (263)
   Burkenroad Fund                31             (5)           (26)

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the years ended January 31, 2007 and January 31, 2006 was as follows (000):

                                        ORDINARY INCOME   LONG-TERM CAPITAL GAIN        TOTALS
                                         2007      2006     2007           2006     2007      2006
                                       --------  -------  --------       -------  --------  -------
Prime Money Market Fund                $ 1,525   $   --   $    --        $   --   $ 1,525   $   --
Treasury Securities Money Market Fund   17,109    9,005        --            --    17,109    9,005
Strategic Income Bond Fund               3,971    2,999        --            --     3,971    2,999
Value Fund                               1,026    1,925     7,719         5,858     8,745    7,783
Growth Fund                                 --       --    10,165           650    10,165      650

Amounts designated as "--" are either $0 or have been rounded to $0.

The Burkenroad Fund had no distributions during the years ended January 31, 2007 and January 31, 2006, respectively.
                                      ----
                                       64
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                                JANUARY 31, 2007
--------------------------------------------------------------------------------

As of January 31, 2007, the estimated components of distributable earnings (accumulated losses) on a tax basis were as follows (000):

                                                    STRATEGIC
                                                      INCOME     VALUE    GROWTH   BURKENROAD
                                                    BOND FUND    FUND      FUND       FUND
                                                    ---------  --------  --------  ----------
Undistributed ordinary income                        $    --    $    --   $    --    $   --
Undistributed long-term capital gain                      --         --        --        --
Capital loss carryforwards                              (175)        --        --      (295)
Unrealized appreciation (depreciation)                (1,380)    32,608    15,215     6,388
Other temporary differences                                7      4,818       744      (264)
                                                     -------    -------   -------    ------
Total distributable earnings (accumulated losses)    $(1,548)   $37,426   $15,959    $5,829
                                                     =======    =======   =======    ======

Other temporary differences reflect income, capital gains/(losses) and distributions from the most recent tax measurement period through January 31, 2007.

The Prime Money Market Fund and Treasury Securities Money Market Fund had no distributable earnings as of April 30, 2006 and are estimated to have none at January 31, 2007.

Amounts designated as "--" are either $0 or have been rounded to $0.

As of the most recent tax measurement periods, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates at January 31, 2007 as follows (000):

                                         2014    2015    TOTAL
                                        -----    ----    -----
Strategic Income Bond Fund               $ 97     $78     $175
Burkenroad Fund                           295      --      295

Amounts designated as "--" are either $0 or have been rounded to $0.

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward for a maximum period of eight years and applied against future capital gains. During the year ended January 31, 2007 the Burkenroad Fund utilized capital loss carryforwards of $293,466 to offset realized capital gains.

For Federal income tax purposes, the cost of securities owned at January 31, 2007 and the net realized gains or losses on securities sold for the period were the same as amounts reported for financial reporting purposes. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at January 31, 2007 were as follows:

                                                AGGREGATE     AGGREGATE
                                                 GROSS          GROSS     NET UNREALIZED
                                               UNREALIZED    UNREALIZED    APPRECIATION/
                            FEDERAL TAX COST  APPRECIATION  DEPRECIATION  (DEPRECIATION)
                                  (000)           (000)         (000)          (000)
                            ----------------  ------------  ------------  --------------
Strategic Income Bond Fund       $105,220        $   432       $(1,812)       $(1,380)
Value Fund                        104,212         33,368          (760)        32,608
Growth Fund                        72,242         15,587          (372)        15,215
Burkenroad Fund                    19,750          7,026          (638)         6,388

For Federal income tax purposes, the book cost of securities owned at January 31, 2007 for the Prime Money Market Fund and Treasury Securities Money Market Fund was equal to the tax cost.


                                      ----
                                       65
                                      ----

-----------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
-----------------------------------------
--------------------------------------------------------------------------------

7. OTHER

On January 31, 2007, the number of shareholders below held the following percentage of the outstanding shares of the Funds.

                                                  NUMBER OF   % OF OUTSTANDING
                                                SHAREHOLDERS       SHARES
                                                ------------  ----------------
Prime Money Market Fund, Institutional Class          1             100%
Treasury Securities Money Market Fund,
   Trust Class                                        1              98
Treasury Securities Money Market Fund,
   Institutional Sweep Class                          1              95
Treasury Securities Money Market Fund, Class A        3             100
Strategic Income Bond Fund, Trust Class               2             100
Strategic Income Bond Fund, Class A                   1              51
Strategic Income Bond Fund, Class C                   4              73
Value Fund, Trust Class                               3              96
Value Fund, Class A                                   1              21
Growth Fund, Trust Class                              3             100
Growth Fund, Class A                                  1              24
Growth Fund, Class C                                  3              34
Burkenroad Fund, Class A                              1              11
Burkenroad Fund, Class D                              1              10

The Value Fund, Class C had no shareholder owning 10% or more of total shares outstanding.

These shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

8. INDEMNIFICATIONS:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. NEW ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (the "FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund net asset calculations as late as the fund's last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on July 31, 2007. As of January 31, 2007, the Funds have not completed their evaluation of the impact, if any, that will result from the adoption of FIN 48.

In September 2006, the FASB issued STATEMENT ON FINANCIAL ACCOUNTING STANDARDS ("SFAS") NO. 157, "FAIR VALUE MEASUREMENTS." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of January 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.


                                      ----
                                       66
                                      ----

---------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                                  [GRAPHIC OF LIGHTHOUSE OMITTED]
---------------------------------------                         JANUARY 31, 2007
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees
Hancock Horizon Funds of The Advisors' Inner Circle Fund II

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Hancock Horizon Prime Money Market Fund, Hancock Horizon Treasury Securities Money Market Fund, Hancock Horizon Strategic Income Bond Fund, Hancock Horizon Value Fund, Hancock Horizon Growth Fund, and Hancock Horizon Burkenroad Fund (six of the portfolios constituting The Advisors' Inner Circle Fund II (the "Trust")) as of January 31, 2007, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for each of the three years in the period ended January 31, 2005 were audited by other auditors, whose reports dated March 22, 2005 and March 12, 2004, respectively, expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of January 31, 2007, and confirmation of securities not held by the custodian by correspondence with others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hancock Horizon Prime Money Market Fund, Hancock Horizon Treasury Securities Money Market Fund, Hancock Horizon Strategic Income Bond Fund, Hancock Horizon Value Fund, Hancock Horizon Growth Fund, and Hancock Horizon Burkenroad Fund of The Advisors' Inner Circle Fund II at January 31, 2007, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                      /s/ ERNST & YOUNG LLP

Philadelphia, Pennsylvania
March 23, 2007


                                      ----
                                       67
                                      ----

-----------------------------------------------------------
TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND II
-----------------------------------------------------------
--------------------------------------------------------------------------------

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be "interested persons" of the Trust are referred to as "Independent Board Members." Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Trust as that term is defined in the 1940 Act by virtue

                                                 TERM OF
                           POSITION(S)          OFFICE AND
    NAME, ADDRESS,          HELD WITH            LENGTH OF                     PRINCIPAL OCCUPATION(S)
        AGE 1               THE TRUST         TIME SERVED 2                      DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------
INTERESTED
BOARD MEMBERS
-------------
ROBERT A. NESHER             Chairman         (Since 1991)        Currently performs various services on behalf of
60 yrs. old                of the Board                           SEI Investments for which Mr. Nesher is
                            of Trustees                           compensated. Executive Vice President of SEI
                                                                  Investments, 1986-1994. Director and Executive
                                                                  Vice President of the Administrator and the
                                                                  Distributor, 1981-1994.




---------------------------------------------------------------------------------------------------------------------
WILLIAM M. DORAN              Trustee         (Since 1992)        Self-employed Consultant since 2003. Partner,
1701 Market Street,                                               Morgan, Lewis & Bockius LLP (law firm) from
Philadelphia, PA 19103                                            1976-2003, counsel to the Trust, SEI Investments,
66 yrs. old                                                       the Administrator and the Distributor. Director
                                                                  of SEI Investments since 1974; Secretary of SEI
                                                                  Investments since 1978.




---------------------------------------------------------------------------------------------------------------------

1 Unless otherwise noted, the business address of each Trustee is SEI
  Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2 Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

3 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.


                                      ----
                                       68
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                                JANUARY 31, 2007
--------------------------------------------------------------------------------

of their affiliation with the Trust's Distributor. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-346-6300. The following chart lists Trustees and Officers as of January 31, 2007.

                                NUMBER OF
                                 FUNDS IN
                    THE ADVISORS' INNER CIRCLE FUND II
                            OVERSEEN BY BOARD                              OTHER DIRECTORSHIPS
                                  MEMBER                                 HELD BY BOARD MEMBER 3
----------------------------------------------------------------------------------------------------------------------
INTERESTED
BOARD MEMBERS
-------------
ROBERT A. NESHER                    11                     Trustee of The Advisors' Inner Circle Fund, Bishop
60 yrs. old                                                Street Funds, SEI Asset Allocation Trust, SEI
                                                           Daily Income Trust, SEI Index Funds, SEI
                                                           Institutional International Trust, SEI
                                                           Institutional Investments Trust, SEI Institutional
                                                           Managed Trust, SEI Liquid Asset Trust, SEI Tax
                                                           Exempt Trust, SEI Opportunity Master Fund, L.P.,
                                                           SEI Opportunity Fund, L.P., SEI Global Master
                                                           Fund, PLC, SEI Global Assets Fund, PLC, SEI Global
                                                           Investments Fund, PLC, SEI Investments Global,
                                                           Limited, SEI Investments Global Fund Services,
                                                           Limited, SEI Investments (Europe) Ltd., SEI
                                                           Investments Unit Trust Management (UK) Limited and
                                                           SEI Global Nominee Ltd.
----------------------------------------------------------------------------------------------------------------------
WILLIAM M. DORAN                    11                     Director of SEI Investments Company and SEI
1701 Market Street,                                        Investments Distribution Co., SEI Investments
Philadelphia, PA 19103                                     Global Fund Services Limited, SEI Investments
66 yrs. old                                                Global Limited, Trustee of The The Advisors' Inner
                                                           Circle Fund, Bishop Street Funds, SEI Asset
                                                           Allocation Trust, SEI Daily Income Trust, SEI
                                                           Index Funds, SEI Institutional International
                                                           Trust, SEI Institutional Investments Trust, SEI
                                                           Institutional Managed Trust, SEI Liquid Asset
                                                           Trust, SEI Tax Exempt Trust, SEI Investments
                                                           Global Fund Services Limited, SEI Investments
                                                           Global, Limited, SEI Investments (Europe), Limited
                                                           SEI Investments (Asia) Limited and SEI Asset Korea
                                                           Co., Ltd.
----------------------------------------------------------------------------------------------------------------------

1 Unless otherwise noted, the business address of each Trustee is SEI
  Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2 Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

3 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.


                                      ----
                                       69
                                      ----

-----------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND II (CONTINUED)
-----------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                 TERM OF
                           POSITION(S)          OFFICE AND
    NAME, ADDRESS,          HELD WITH            LENGTH OF                     PRINCIPAL OCCUPATION(S)
        AGE 1               THE TRUST          TIME SERVED 2                     DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS
-------------
EUGENE B. PETERS              Trustee         (Since 1993)        Private investor from 1987 to present. Vice
77 yrs. old                                                       President and Chief Financial officer, Western
                                                                  Company of North America (petroleum service
                                                                  company), 1980-1986. President of Gene Peters and
                                                                  Associates (import company), 1978-1980. President
                                                                  and Chief Executive Officer of Jos. Schlitz
                                                                  Brewing Company before 1978.
---------------------------------------------------------------------------------------------------------------------
JAMES M. STOREY               Trustee         (Since 1994)        Attorney, Solo Practitioner since 1994.
75 yrs. old                                                       Partner, Dechert, September 1987-December 1993.




---------------------------------------------------------------------------------------------------------------------
GEORGE J. SULLIVAN, JR.       Trustee         (Since 1999)        Chief Executive Officer, Newfound Consultants,
64 yrs. old                                                       Inc. since April 1997. General Partner, Teton
                                                                  Partners, L.P., June 1991- December 1996; Chief
                                                                  Financial Officer, Nobel Partners, L.P., March
                                                                  1991-December 1996; Treasurer and Clerk, Peak
                                                                  Asset Management, Inc., since 1991.




---------------------------------------------------------------------------------------------------------------------

1 Unless otherwise noted, the business address of each Trustee is SEI
  Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2 Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

3 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.


                                      ----
                                       70
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                                JANUARY 31, 2007
--------------------------------------------------------------------------------

                                NUMBER OF
                                 FUNDS IN
                    THE ADVISORS' INNER CIRCLE FUND II
                            OVERSEEN BY BOARD                              OTHER DIRECTORSHIPS
                                  MEMBER                                 HELD BY BOARD MEMBER 3
----------------------------------------------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS
-------------
EUGENE B. PETERS                    11                     Trustee of The Advisors' Inner Circle Fund and
77 yrs. old                                                Bishop Street Funds.




----------------------------------------------------------------------------------------------------------------------
JAMES M. STOREY                     11                     Trustee of The Advisors' Inner Circle Fund, Bishop
75 yrs. old                                                Street Funds, SEI Asset Allocation Trust, SEI
                                                           Daily Income Trust, SEI Index Funds, SEI
                                                           Institutional International Trust, SEI
                                                           Institutional Investments Trust, SEI Institutional
                                                           Managed Trust, SEI Liquid Asset Trust, SEI Tax
                                                           Exempt Trust and U.S. Charitable Gift Trust.
----------------------------------------------------------------------------------------------------------------------
GEORGE J. SULLIVAN, JR.             11                     Trustee, State Street Navigator Securities Lending
64 yrs. old                                                Trust, since 1995. Trustee of The Advisors' Inner
                                                           Circle Fund, Bishop Street Funds, SEI Asset
                                                           Allocation Trust, SEI Daily Income Trust, SEI
                                                           Index Funds, SEI Institutional International
                                                           Trust, SEI Institutional Investments Trust, SEI
                                                           Institutional Managed Trust, SEI Liquid Asset
                                                           Trust, SEI Tax Exempt Trust, SEI Opportunity
                                                           Master Fund, L.P., and SEI Opportunity Fund, L.P.
----------------------------------------------------------------------------------------------------------------------

1 Unless otherwise noted, the business address of each Trustee is SEI
  Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2 Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

3 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.


                                      ----
                                       71
                                      ----

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND II (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                TERM OF
                             POSITION(S)      OFFICE AND
      NAME, ADDRESS,          HELD WITH        LENGTH OF                    PRINCIPAL OCCUPATION(S)
          AGE 1               THE TRUST      TIME SERVED 2                    DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS (CONTINUED)
-------------------------
BETTY L. KRIKONIAN             Trustee       (Since 2005)     Self-employed Legal and Financial Services
64 yrs. old                                                   Consultant since 2003. Counsel to State Street Bank
                                                              Global Securities and Cash Operations from
                                                              1995 to 2003.
-----------------------------------------------------------------------------------------------------------------
CHARLES E. CARLBOM             Trustee       (Since 2005)     Self-employed Business Consultant, Business
72 yrs. old                                                   Project Inc. since 1997. CEO and President, United
                                                              Grocers Inc. from 1997 to 2000.
-----------------------------------------------------------------------------------------------------------------
MITCHELL A. JOHNSON            Trustee       (Since 2005)     Retired.
64 yrs. old


-----------------------------------------------------------------------------------------------------------------

1 Unless otherwise noted, the business address of each Trustee is SEI
  Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2 Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

3 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.





                                      ----
                                       72
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                                JANUARY 31, 2007
--------------------------------------------------------------------------------

                                         NUMBER OF
                                          FUNDS IN
                             THE ADVISORS' INNER CIRCLE FUND II
      NAME, ADDRESS,                  OVERSEEN BY BOARD                  OTHER DIRECTORSHIPS
          AGE 1                            MEMBER                  HELD BY BOARD MEMBER/OFFICER 3
--------------------------------------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS (CONTINUED)
-------------------------
BETTY L. KRIKONIAN                           11                    Trustee of The Advisors' Inner Circle Fund
64 yrs. old                                                        and Bishop Street Funds.


--------------------------------------------------------------------------------------------------------------
CHARLES E. CARLBOM                           11                    Trustee of The Advisors' Inner Circle Fund,
72 yrs. old                                                        Bishop Street Funds. Oregon Trust Co. and
                                                                   O.T. Logistics, Inc.
--------------------------------------------------------------------------------------------------------------
MITCHELL A. JOHNSON                          11                    Director, Federal Agricultural Mortgage
64 yrs. old                                                        Corporation. Trustee of The Advisors' Inner
                                                                   Circle Fund and Bishop Street Funds.
--------------------------------------------------------------------------------------------------------------

1 Unless otherwise noted, the business address of each Trustee is SEI
  Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2 Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

3 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.





                                      ----
                                       73
                                      ----

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND II (CONCLUDED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                            TERM OF
                                    POSITION(S)           OFFICE AND
      NAME, ADDRESS,                 HELD WITH             LENGTH OF                    PRINCIPAL OCCUPATION(S)
          AGE 1                      THE TRUST            TIME SERVED                     DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------
OFFICERS
--------
JAMES F. VOLK, CPA                   President                          (Since 2003)   Senior Operations Officer, SEI Investments,
44 yrs. old                                                             Fund Accounting and Administration (1996-present);
                                                                        Assistant Chief Accountant of the U.S. Securities and
                                                                        Exchange Commission's Division of Investment
                                                                        Management (1993-1996).
------------------------------------------------------------------------------------------------------------------------------
MICHAEL LAWSON                 Controller and Chief      (Since 2005)   Director, SEI Investments, Fund Accounting since
46 yrs. old                      Financial Officer                      July 2005. Manager, SEI Investments AVP from April
                                                                        1995 to February 1998 and November 1998
                                                                        to July 2005.
------------------------------------------------------------------------------------------------------------------------------
JAMES NDIAYE                    Vice President and       (Since 2004)   Employed by SEI Investments Company since
38 yrs. old                          Secretary                          2004. Vice President, Deusche Asset Management
                                                                        from 2003-2004. Associate, Morgan, Lewis & Bockius
                                                                        LLP from 2000-2003. Counsel, Assistant Vice President,
                                                                        ING Variable Annuities Group from 1999-2000.
------------------------------------------------------------------------------------------------------------------------------
TIMOTHY D. BARTO             Assistant Vice President    (Since 2000)   General Counsel, Vice President and Assistant
38 yrs. old                   and Assistant Secretary                   Secretary of SEI Investments Global Funds Services
                                                                        since 1999; Associate, Dechert (law firm) from
                                                                        1997-1999; Associate, Richter, Miller & Finn
                                                                        (law firm) from 1994-1997.
------------------------------------------------------------------------------------------------------------------------------
RUSSELL EMERY                   Chief Compliance         (Since 2006)   Director of Investment Product Management
44 yrs. old                          Officer                            and Development at SEI Investments since
                                                                        February 2003. Senior Investment Analyst, Equity
                                                                        team at SEI Investments from March 2000 to
                                                                        February 2003.
------------------------------------------------------------------------------------------------------------------------------
SOFIA ROSALA                 Assistant Vice President    (Since 2004)   Vice President and Assistant Secretary of SEI
32 yrs. old                  and Assistant Secretary                    Investments Management Corp. and SEI Global
                                                                        Funds Services since 2005. Compliance Officer of
                                                                        SEI Investments from 2001-2004. Account and
                                                                        Product Consultant SEI Private Trust Company,
                                                                        1998-2001.
------------------------------------------------------------------------------------------------------------------------------
NICOLE WELCH                        AML Officer          (Since 2006)   Assistant Vice President and AML Compliance Officer
29 yrs. old                                                             of SEI Investments since January 2005. Compliance
                                                                        Analyst at TD Waterhouse from January 2004 to
                                                                        November 2004. Senior Compliance Analyst at
                                                                        UBS Financial Services from October 2002 to
                                                                        January 2004. Knowledge Management Analyst at
                                                                        PricewaterhouseCoopers Consulting from September
                                                                        2000 to October 2002.
------------------------------------------------------------------------------------------------------------------------------

1 The business address of each officer is SEI Investments Company, 1 Freedom
  Valley Drive, Oaks, Pennsylvania 19456.
                                      ----
                                       74
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                                JANUARY 31, 2007
--------------------------------------------------------------------------------

                                         NUMBER OF
                                          FUNDS IN
                             THE ADVISORS' INNER CIRCLE FUND II
      NAME, ADDRESS,                 OVERSEEN BY BOARD              OTHER DIRECTORSHIPS
          AGE 1                           MEMBER                   HELD BY BOARD MEMBER
---------------------------------------------------------------------------------------
OFFICERS

JAMES F. VOLK, CPA                           N/A                            N/A
44 yrs. old



---------------------------------------------------------------------------------------
MICHAEL LAWSON                               N/A                            N/A
46 yrs. old


---------------------------------------------------------------------------------------
JAMES NDIAYE                                 N/A                            N/A
38 yrs. old
---------------------------------------------------------------------------------------
TIMOTHY D. BARTO                             N/A                            N/A
38 yrs. old



---------------------------------------------------------------------------------------
RUSSELL EMERY                                N/A                            N/A
44 yrs. old



---------------------------------------------------------------------------------------
SOFIA ROSALA                                 N/A                            N/A
32 yrs. old




---------------------------------------------------------------------------------------
NICOLE WELCH                                 N/A                            N/A
29 yrs. old





---------------------------------------------------------------------------------------

1 The business address of each officer is SEI Investments Company, 1 Freedom
  Valley Drive, Oaks, Pennsylvania 19456.
                                      ----
                                       75
                                      ----

----------------------------------
NOTICE TO SHAREHOLDERS (UNAUDITED)               [GRAPHIC OF LIGHTHOUSE OMITTED]
----------------------------------                              JANUARY 31, 2007
--------------------------------------------------------------------------------

For shareholders that do not have a January 31, 2007 tax year end, this notice is for informational use only.

For the fiscal year ended January 31, 2007, each Fund is designating long term capital gains and ordinary income with regard to distributions paid during the year as follows:

                                                                                                                          QUALIFIED
                        LONG TERM      ORDINARY                      DIVIDENDS    QUALIFIED       U.S.       QUALIFIED    SHORT-TERM
                      CAPITAL GAINS     INCOME          TOTAL        RECEIVED      DIVIDEND    GOVERNMENT    INTEREST      CAPITAL
FUND                  DISTRIBUTIONS  DISTRIBUTIONS  DISTRIBUTIONS  DEDUCTION (1)  INCOME (2)  INTEREST (3)  INCOME (4)     GAIN (5)
------                -------------  -------------  -------------  -------------  ----------  ------------  ----------    ----------
Prime Money
   Market Fund             0.00%        100.00%        100.00%          0.00%         0.00%       0.00%       100.00%       0.00%
Treasury Securities
   Money Market Fund       0.00%        100.00%        100.00%          0.00%         0.00%      39.64%       100.00%       0.00%
Strategic Income
   Bond Fund               0.00%        100.00%        100.00%          0.00%         0.00%      20.80%        95.15%       0.00%
Value Fund                88.26%         11.74%        100.00%        100.00%       100.00%       0.00%         0.00%       0.00%
Growth Fund              100.00%          0.00%        100.00%          0.00%         0.00%       0.00%         0.00%       0.00%
Burkenroad Fund            0.00%          0.00%          0.00%          0.00%         0.00%       0.00%         0.00%       0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law.

(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Funds who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of "Qualifying Interest Income" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5) The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

                                      ----
                                       76
                                      ----

--------------------------------------------------------------------------------

                               WALL STREET SAVVY,
                                 MAIN STREET TOUCH.

                               INVESTMENT ADVISER
                                Horizon Advisers
                  (an unincorporated division of Hancock Bank)
                                One Hancock Plaza
                                  P.O. Box 4019
                               Gulfport, MS 39502

                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                  ADMINISTRATOR
                      SEI Investments Global Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                  LEGAL COUNSEL
                           Morgan, Lewis & Bockius LLP
                          1111 Pennsylvania Ave., N.W.
                              Washington, DC 20004

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                Ernst & Young LLP
                               Two Commerce Square
                         2001 Market Street, Suite 4000
                             Philadelphia, PA 19103

                        THIS MATERIAL MUST BE PRECEDED OR
                      ACCOMPANIED BY A CURRENT PROSPECTUS.

                           THE HANCOCK HORIZON FUNDS:
                           o NOT FDIC INSURED
                           o NO BANK GUARANTEE
                           o MAY LOSE VALUE

                         [GRAPHIC OF LIGHTHOUSE OMITTED]
                              Hancock Horizon Funds

                    FOR MORE INFORMATION CALL 1.888.346.6300
                           WWW.HANCOCKHORIZONFUNDS.COM

--------------------------------------------------------------------------------

ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's Principal Executive Officer, Principal Financial Officer, and any person who performs a similar function.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is George Sullivan and is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by Ernst & Young LLP ("E&Y") related to the Hancock Horizon Family of Funds (the "Funds").

E&Y billed the Funds aggregate fees for services rendered to the Funds for the last two fiscal years was as follows:

------------------ ----------------------------------------------------- -----------------------------------------------------
                                           2007                                                   2006
------------------ ----------------------------------------------------- -----------------------------------------------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Trust that were   service           service           Trust that were   service           service
                   pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                     were pre-         did not require                     were pre-         did not require
                                     approved          pre-approval                        approved          pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)     Audit          $130,900            N/A               N/A             $103,100            N/A               N/A
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)     Audit-
        Related          N/A               N/A               N/A               N/A               N/A               N/A
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)     Tax
        Fees             N/A               N/A               N/A               N/A               N/A               N/A

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)     All              N/A               N/A               N/A               N/A               N/A               N/A
        Other
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------


Notes:
   (1) Audit fees include amounts related to the audit of the Funds' annual financial statements, performance of security counts in compliance with rule 17f-2 of the Investment Company Act of 1940, and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) Audit Committee's Pre-Approval Policies and Procedures. The Trust's Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the "Policy"), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

         The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant's Chief Financial Officer ("CFO") and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor's annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC's rules and whether the provision of such services would impair the auditor's independence.

         Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

         Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

         All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

         In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed by E&Y to non-audit services pursuant to waiver of pre-approval requirement were as follows:

           -------------------------- ----------------- ----------------
                                            2007             2006
           -------------------------- ----------------- ----------------
           Audit-Related Fees               N/A               N/A

           -------------------------- ----------------- ----------------
           Tax Fees                         N/A               N/A

           -------------------------- ----------------- ----------------
           All Other Fees                   N/A               N/A

           -------------------------- ----------------- ----------------


(f)      Not applicable.

(g)(1) The aggregate non-audit fees and services billed by E&Y for last two fiscal years were $0 and $0 for 2007 and 2006, respectively.

(h)      Not applicable.


ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.    SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The trust, effective February 18, 2005, adopted procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                              The Advisors' Inner Circle Fund II


By (Signature and Title)*                 /s/ James F. Volk
                                          ----------------------------------
                                          James F. Volk
                                          President

Date: April 2, 2007





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                 /s/ James F. Volk
                                          ------------------------------------
                                          James F. Volk
                                          President
Date: April 2, 2007


By (Signature and Title)*                 /s/ Michael Lawson
                                          --------------------------------------
                                          Michael Lawson
                                          Controller and Chief Financial Officer

Date: April 2, 2007

* Print the name and title of each signing officer under his or her signature.